                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of April 11, 2008, between CITIGROUP GLOBAL MARKETS REALTY CORP, as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily and commercial mortgage loans (the "Mortgage Loans")
identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
"Annex A". The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be dated as of
April 1, 2008, among CCMSI, as depositor, Midland Loan Services, Inc. and
Capmark Finance Inc., as master servicers (each, a "Master Servicer" and, together, the "Master Servicers"), LNR Partners, Inc., as special servicer (the
"Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee").
Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

          CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
Goldman, Sachs & Co. ("Goldman"), Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting Agreement"), between CCMSI and the Underwriters. The
Publicly Offered Certificates are more particularly described in a prospectus supplement dated April 11, 2008 (the "Prospectus Supplement") and the accompanying base prospectus dated April 4, 2008 (the "Base Prospectus" and, together with the Prospectus Supplement, the "Prospectus").

          CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI and Goldman,
pursuant to a certificate purchase agreement dated as of the date hereof (the
"Certificate Purchase Agreement"), between CCMSI, CGMI and Goldman (CGMI and
Goldman, in such capacity, together, the "Placement Agents"; the Underwriters and the Placement Agents, collectively, the "Dealers"). The Privately Offered
Certificates are more particularly described in an offering memorandum dated
April 11, 2008 (the "Memorandum").

          Certain Classes of the Certificates will be assigned ratings by
Moody's Investors Service, Inc. and/or Standard & Poor's Rating Services, a
division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies").

          In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Initial Aggregate Mortgage Loan Balance") of $1,076,917,791 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Initial
Aggregate Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Initial Pool Balance")
of $1,849,908,472 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on April 25, 2008 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the
Purchaser, which amount shall include interest accrued on the Mortgage Loans for the period from and including the Cut-off Date up to but not including the
Closing Date.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller or its designee of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the
Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this
Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the
Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan
Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to a servicing rights purchase agreement between such Master Servicer and the Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy (except in the case of any letter of credit referred to in clause (xi)(D) below) to the applicable Master Servicer and the Special Servicer within ten (10)

Business Days after the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage
File for each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

               (i) (A) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7,
     Commercial Mortgage Pass-Through Certificates, Series 2008-C7", or in blank
     (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), and (B) if the subject Mortgage Loan is part of a
     Serviced Loan Combination, a copy of the executed Mortgage Note for each related Serviced Non-Trust Mortgage Loan;

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7,
     Commercial Mortgage Pass-Through Certificates, Series 2008-C7" (and, if the
     subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the subject Mortgage Loan (to the extent not already covered by the assignment to be delivered pursuant to clause (iv) above), in favor of
     "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup
     Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through
     Certificates, Series 2008-C7" (and, if the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced
     Non-Trust Mortgage Loan Noteholder(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company)
     to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date), unless not yet returned by the applicable filing office; and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC
     Financing Statement assignment, in form suitable for filing in favor of
     "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup
     Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through
     Certificates, Series 2008-C7" (and, if the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced
     Non-Trust Mortgage Loan Noteholder(s)), as assignee, or in blank;

               (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or indemnity agreement or (D) lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

               (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement, (D) lockbox agreement and cash management agreement or
     (E) letter of credit relating to a Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master
     Servicer); and

               (xii) with respect to hospitality properties, a copy of any related franchise agreement, any related "comfort" letter and any transfer documents with respect to that comfort letter.

          No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee the documents and instruments specified below with respect to each of the Mortgage Loans that are
Outside Serviced Trust Mortgage Loans (with respect to each such Mortgage Loan, the documents and instruments specified below, collectively, the "Mortgage
File"). The Mortgage File for each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan shall contain the following documents:

          (x) the original executed Mortgage Note for the subject Mortgage Loan including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage
Pass-Through Certificates, Series 2008-C7" or in blank, (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

          (y) an executed copy of the related Co-Lender Agreement; and

          (z) an executed copy of the related Outside Servicing Agreement (or, if not delivered on the Closing Date, within five (5) Business Days of such
Outside Servicing Agreement being duly delivered and becoming effective).

          The Seller hereby further represents and warrants that with respect to the Outside Serviced Trust Mortgage Loans, it has delivered to the Outside
Trustee the documents constituting the "mortgage file" within the meaning of the related Outside Servicing Agreement in connection with its sale of one or more of the related Non-Trust Mortgage Loans to the depositor for the commercial mortgage securitization transaction to which such Outside Servicing Agreement relates.

          The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          With respect to any Crossed Loan, the existence in the Mortgage File for any such Crossed Loan of any document required to be included therein shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File for the other Crossed Loan(s) in the subject Crossed Group, to the extent that such document is also required to be part of the Mortgage File for such other Crossed Loan(s) in the subject Crossed
Group.

          References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

          (d) The Seller, at its own cost and expense, shall retain an independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s),
Assignment(s) of Leases, recordable documents and UCC Financing Statements to the Trustee) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a
UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the
Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent shall obtain therefrom a copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-

pocket costs and expenses of the Purchaser, any party to the Pooling and
Servicing Agreement, the Recording/Filing Agent and itself in connection with its performance of the recording, filing and delivery obligations contemplated above.

          (e) The Seller shall deliver or cause to be delivered to the applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than an Outside Serviced Trust Mortgage
Loan).

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan). Without limiting the generality of the foregoing, if a draw upon any such letter of credit is required before its transfer to the
Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

          (g) After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this
     Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions involving the Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
     Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not transferring the Mortgage Loans to the
     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each

Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on Schedules III and IV.
References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

          (c) If the Seller receives, pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), at the Seller's option, (i) cure such Document
Defect or Breach, as the case may be, in all material respects, or, if such
Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (ii) repurchase the affected Mortgage Loan at the applicable
Purchase Price not later than the end of such 90-day period, or (iii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any Substitution Shortfall Amount in
connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that, to the Seller's knowledge existed as of the Closing Date, and that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, the
Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided above, unless: (x) such other Crossed
Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria; (y)
the Seller (at its expense) shall have furnished the Trustee with an Opinion of
Counsel to the effect that the repurchase of or substitution for the affected
Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC
Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing
Agreement. If the conditions set forth in clauses (x), (y) and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or
Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any
Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such
Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the
Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

          Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and

                                       10

such Mortgaged Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related
Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or
the Trust Fund in connection with such release, (ii) the remaining Mortgaged
Property(ies) satisfy the requirements, if any, set forth in the related
Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and
Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) the Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

          (f) This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                                       11

          (c) The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

          (e) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the
Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition
(financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                                       12

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, New
York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to
CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

          (f) CCMSI and the Dealers shall have received letters from an independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the
Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus
Supplement and other disclosure documents.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

          (b) A certificate of the Seller, executed by the Seller and dated the
Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that:
(i) the representations and warranties of the Seller in this Agreement and the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to
Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this

                                       13

Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing
Date;

          (c) An officer's certificate from the Seller, dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) True and complete copies of the certificate of incorporation and by laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of existence of the Seller issued by the State of New York not earlier than thirty (30) days prior to the Closing
Date;

          (e) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to CCMSI, the Dealers and their respective counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Dealers and the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

          (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the Purchaser; and

          (g) A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

          SECTION 7. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Initial Aggregate Mortgage
Loan Balance represents of the Initial Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage Loans and the Other Mortgage
Loans; (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the
Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the
Purchaser and the Seller with respect to numerical information in respect of the
Mortgage Loans, the Other Mortgage Loans and the Certificates included in the
Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable

                                       14

out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky"
survey and in connection with any determination of the eligibility of the
Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky"
survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          The Seller and the Purchaser agree that each of the Underwriters and the Placement Agents shall be a third party beneficiary of the Seller's obligation to pay the costs, fees and expenses specified in this Section 7.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser or any of its agents, including, without limitation, the Custodian on behalf of the Trustee, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform
Commercial Code of the applicable jurisdiction; and (v) notifications to persons
(other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law.
The Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be necessary to ensure that, if this
Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

                                       15

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by CCMSI to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY
WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE,
RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                       16

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

          SECTION 17. Entire Agreement; Amendments. This Agreement supercedes all prior agreements and understandings relating to the subject matter hereof.
No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting
Agreement and/or the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

          SECTION 21. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Sections 7 and 16.

          SECTION 22. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating and agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

                                       17

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       18

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                            Name: Angela Vleck
                                            Title: Authorized Signatory

                                        PURCHASER

                                        CITIGROUP COMMERCIAL MORTGAGE
                                           SECURITIES INC.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                            Name: Angela Vleck
                                            Title: Vice President

                     CGMRC MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

Citigroup Global Markets Realty Corp.
388 Greenwich Street
New York, New York 10013
Attn: Angela Vleck
Facsimile Number: (212) 816-8307

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York 10013
Attn: Angela Vleck
Facsimile Number: (212) 816-8307

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

1.   Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2.   Legal Compliance - Origination. As of the date of its origination, such
     Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that the foregoing representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Schedule I.

3.   Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such
     Mortgage Loan, other than the rights of the holder of a related Non-Trust
     Mortgage Loan pursuant to the related Co-Lender Agreement or a related
     Outside Servicing Agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Non-Trust
     Mortgage Loan pursuant to the related Co-Lender Agreement or a related
     Outside Servicing Agreement.

4.   Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5.   Legal, Valid and Binding Obligation; Assignment of Leases. Each related
     Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in

                                       I-1

     equity or at law). The Assignment of Leases (as set forth in the related
     Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and
     Assignment of Leases (if contained in a document separate from the
     Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other
     Person.

6.   No Offset or Defense. Subject to the limitations set forth in paragraph
     (5), as of the date of its origination there was, and as of the Cut-off
     Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related
     Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional
     Interest, prepayment premiums or yield maintenance charges.

7.   Assignment of Mortgage and Assignment of Assignment of Leases. Subject to
     the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of an Outside Serviced Trust Mortgage Loan, the assignment in favor of the current holder of the related Mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

8.   Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions
     (general and specific) and exclusions set forth in the applicable Title
     Policy (described in paragraph (12) below) or appearing of record, (d)
     other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases)
     pertaining to the related Mortgaged Property and condominium declarations,
     (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for the other Crossed Loan(s) in the related Crossed Group and (g) if such
     Mortgage Loan is part of a Loan Combination, the rights of the holder of the related Non-Trust Mortgage Loan pursuant to the related Co-Lender
     Agreement or a related Outside Servicing Agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with (1) the current use of the related Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the
     Mortgage Loan when they become due or (4) the value of the related
     Mortgaged Property. The related Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

                                       I-2

9.   UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the
     Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property, which in any event will not materially interfere with the security intended to be provided by the related Mortgage, the current principal use and operation of the related
     Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the Mortgage Loan), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
     Financing Statements are required in order to effect such perfection.

10.  Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged
     Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.
     For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11.  Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the
     Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b)
     there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to any related Mortgaged Property that is located in counties in Alabama, Louisiana or Texas that, as of the
     Cut-off Date, are listed on the Federal Emergency Management Agency's
     ("FEMA") internet website as having been designated by FEMA for "Individual
     Assistance" or "Public Assistance" following Hurricane Katrina or Hurricane
     Rita, as of the Cut-off Date, there is no material damage.

12.  Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a
     Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the

                                       I-3

     applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title
     Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record
     (or, with respect to an Outside Serviced Trust Mortgage Loan, the holder of the related Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) against any loss due to (a) lack of access to a public road and (b) encroachment of any material portion of the improvements thereon.

13.  Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for (a)
     a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan (or in the case of a
     Mortgage Loan that is part of a Loan Combination, the initial aggregate principal balance of the Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a
     Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
     Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, the related
     Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that it is not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each
     Mortgage Loan (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as

                                       I-4

     described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14.  No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent commercial and multifamily institutional lenders,
     (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage
     Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related
     Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
     Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and
     Servicing Agreement, and (C) pursuant to the terms of the related Mortgage
     Loan documents, no Person or party other than the holder of such Mortgage
     Note(s) (or with respect to an Outside Serviced Trust Mortgage Loan, the applicable servicer as permitted by the applicable Outside Servicing
     Agreement) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Schedule I
     (including any schedule or exhibit hereto).

15.  Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16.  Servicing. The servicing and collection practices used by the Seller (or any servicer acting on its behalf) with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.  Reserved.

18.  Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage"
     within the meaning of Section 860G(a)(3) of the Code (but without regard to
     Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1)
     substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and
     such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the
     Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the

                                       I-5

     Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
     "significant modification" of such Mortgage Loan within the meaning of
     Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing
     Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19.  Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) or updates referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase
     I Environmental Site Assessment Process Designation: E 1527-00, as
     recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the
     Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
     (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20.  Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and
     Assignment of Leases (if contained in a document separate from the
     Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law, for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21.  Bankruptcy. At the time of origination and, to the actual knowledge of
     Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no
     Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

                                       I-6

22.  Whole Loan; No Equity Participation, Contingent Interest or Negative
     Amortization. Except with respect to a Mortgage Loan that is part of a Loan
     Combination, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23.  Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related
     Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii)
     transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
     (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related
     Mortgaged Property, other than (i) any Non-Trust Mortgage Loan that is part of the same Loan Combination as any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Crossed
     Loan that is part of the same Crossed Group as the subject Mortgage Loan.
     Except as related to (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage
     Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24.  Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25.  Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26.  Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related
     Mortgage Loan documents do not permit the release of any portion of the
     Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16)
     of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the
     Mortgage Loan and such release was contemplated at origination, (iv) where such release is conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

                                       I-7

27.  Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial and multifamily mortgage lenders, taking into account the location of the related Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by the Title Policy or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28.  Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged
     Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related
     Title Policy).

29.  Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off
     Date Balance in excess of $5,000,000, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30.  Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31.  Litigation or Other Proceedings. As of the date of origination and, to the
     Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the
     Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

32.  Trustee Under Deed of Trust. As of the date of origination, and, to the
     Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such
     Mortgage or may be substituted in accordance with the Mortgage and applicable law.

                                       I-8

33.  Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, yield maintenance charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34.  Other Collateral. Except with respect to the Non-Trust Mortgage Loan that is part of a Loan Combination or any Crossed Loan, to the Seller's
     knowledge, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund.

35.  Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36.  Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to an Outside Serviced Trust Mortgage Loan, in the possession of or under the control of the Outside Trustee or its agent under the applicable
     Outside Servicing Agreement), and there are no deficiencies in connection therewith.

37.  Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the
     Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38.  Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39.  Fee Simple Interest. Except with respect to the Mortgage Loans listed on
     Schedule V, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40.  Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii)
     misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

                                       I-9

41.  Access; Tax Parcels. The related Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42.  Financial Statements. The related Mortgage requires the related Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43.  Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan
     documents (A) permit defeasance (1) no earlier than two years after the
     Closing Date, and (2) only with substitute collateral constituting
     "government securities" within the meaning of Treasury Regulations Section
     1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of such Mortgage Loan's "open period") and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of such Mortgage Loan's "open period") and the balloon payment that would be due on such date, (iii) an Opinion of
     Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountants' fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44.  Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45.  Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the
     Mortgage Loan documents.

46.  Subordinate Debt. Except with respect to any Non-Trust Mortgage Loan that is part of a Loan Combination or any Crossed Loan, none of the Mortgaged
     Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered without the prior written consent of the holder of the Mortgage Loan or as described above in paragraph (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage
     (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date).

47.  Location of Properties Securing Multifamily Mortgage Loans. Each Mortgaged
     Property securing a Mortgage Loan in Loan Group No. 2 (the "Multifamily
     Loan Group") is located in the United States or in its territories (Puerto
     Rico, the U.S. Virgin Islands, Guam).

                                      I-10

48.  Number of Units at Multifamily Properties. Each Mortgage Loan in the
     Multifamily Loan Group is secured by a Mortgaged Property or properties each of which contains at least five dwelling units.

49.  Multifamily Property Construction Completed. Each Mortgaged Property that relates to a Mortgage Loan in the Multifamily Loan Group and that is improved by a newly-constructed multifamily apartment building has achieved the percentage of occupancy indicated in Annex A to the Prospectus
     Supplement.

50.  Multifamily Dwelling Units. The borrower under each Mortgage Loan in the
     Multifamily Loan Group has represented that all dwelling units in the related Mortgaged Property are self-contained living units, each of which includes a kitchen and a bathroom.

51.  Mixed Use Multifamily Properties. Each Mortgage Loan in the Multifamily
     Loan Group is secured by a Mortgaged Property that has both a housing component and a non-housing component meeting all of the following requirements:

     A.   The physical plan consists of:

          (A)  A single structure; or

          (B)  Multiple structures, some of which contain mixed uses but none of which is entirely non-residential; or

          (C)  Multiple structures most of which are entirely residential, but one or a small number of which consist of retail stores primarily intended to serve residents of the project.

     B.   The aggregate gross commercial income does not exceed 20% of the estimated total gross income.

52.  Multifamily RV parks. No Mortgage Loan in the Multifamily Loan Group is secured by a Mortgage on a manufactured housing park with respect to which the aggregate gross income from homesites for dwelling units that are not permanently attached to homesites, such as recreational vehicles, does not exceed 20% of the estimated total gross income.

53.  Multifamily Property Types. Except for any portion of a Mortgaged Property that contains non-residential uses identified in paragraph (52) above, all of the properties securing the Mortgage Loans in the Multifamily Loan Group are being operated as multifamily rental housing (which may include student housing, seniors housing, or mixed-use properties), cooperative housing or manufactured housing parks and none of the Mortgaged Properties securing the Mortgage Loans in the Multifamily Loan Group are hotel properties or provide daily rentals.

54.  Multifamily Use. The Mortgage Loan documents for each Mortgage Loan in the
     Multifamily Loan Group contains covenants that prohibit a change of use of the related Mortgaged Property without the mortgagee's prior consent.

55.  Franchisor Comfort Letters. With respect to each Mortgage Loan secured by a hospitality property with respect to which a franchisor comfort letter exists, (A) (i) such comfort letter is freely assignable and (ii) all steps necessary for the Trust to have the full benefit of the comfort

                                      I-11

     letter have been taken or shall be taken by the Seller within the timeframes contemplated under such comfort letter, including, without limitation, notification by the Seller to the franchisor of any such assignment, or (B) the related franchisor has delivered to the Trustee a replacement comfort letter in favor of the Trust containing the same terms and conditions as the original comfort letter.

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                     [NONE.]

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

     1.   Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the
          Closing Date.

     2.   Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

     3.   Subject to the limitations on enforceability set forth in Paragraph 5 of Schedule I, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if
          (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

     4.   To the actual knowledge of the Seller, on the Closing Date such Ground
          Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
          (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in Schedule I and this
          Schedule II to this Agreement or in any of the exceptions to the representations and warranties in Schedule III and Schedule IV to this
          Agreement.

     5.   The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

     6.   Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the
          Mortgage, other than the ground lessor's fee interest and Title
          Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

                                      II-1

     7.   The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such
          Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

     8.   Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

     9.   Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged
          Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related
          Mortgaged Property to the outstanding principal balance of such
          Mortgage Loan).

     10.  The Ground Lease does not restrict the use of the related Mortgaged
          Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

     11.  The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

     12.  The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

EXCEPTION TO REPRESENTATION NO. 8: MORTGAGE LIEN

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        Lincoln Square                                 With respect to the loan listed to the left, an affiliate of the borrowers has a right of first offer to purchase the Mortgaged Property or certain direct or indirect interests in the borrowers.

        DLJ East Coast Portfolio - Marriott Courtyard  With respect to the loan and the related Mortgaged Property listed to the
        Charlotte                                      left, the Mortgaged Property consists of a fee interest in a hotel located on top of an 11 story parking garage that is owned by an unrelated third party
                                                       (the "Ground/Garage Parcel"), and a leasehold interest in the ground floor hotel lobby, limited service restaurant and other hotel-related space on the ground floor of the building containing the Mortgaged Property (the "Hotel
                                                       First Floor Space"), which ground floor is owned by the owner of the
                                                       Ground/Garage Parcel. The Mortgaged Property and the Ground/Garage Parcel are
                                                       subject to a reciprocal operating and lease agreement (the "ROLA") that provides among other things for easements of support and access for the hotel, as well as setting forth the terms of the lease of the Hotel First
                                                       Floor Space. The ROLA provides that in the event of a casualty, the respective owners of the Ground/Garage Parcel and the Mortgaged Property
                                                       (including the leased Hotel First Floor Space) are responsible for restoration of their respective parcels and improvements, provided that in the event of a major casualty or condemnation (rendering unusable 25% or more of the square footage of the related parcel or the improvements thereon or reducing the value of the parcel or improvements thereon by 25% of more), the parcel owner may elect not to restore. If the owner of the Mortgaged Property elects not to restore, the casualty insurance or condemnation proceeds respecting the Mortgaged Property will be used first to demolish the hotel and reconstruct the top level of the parking garage, and then to be applied to the Mortgage Loan, and the owner of the

                                      III-1

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       Ground/Garage Parcel has the right to purchase the Mortgaged Property (in which event the lease of the Hotel First Floor Space would terminate; such lease would also terminate in the event that parcel owners elected not to restore their respective parcels upon a major casualty, or if the term of the
                                                       ROLA were to expire--although the ROLA does not have an expiration date and is to be perpetual, subject to a savings clause to avoid any applicable rule against perpetuities calling for an expiration not earlier than 21 years after the death of the last survivor of the living (as of May 29, 1998)
                                                       descendents of President William Jefferson Clinton and Queen Elizabeth II)
                                                       for a purchase price equal to the appraised market value of the Mortgaged
                                                       Property determined by an appraiser in accordance with the terms of the ROLA, provided that the price must be at least equal to the net mortgage loan amount of the first mortgage on the Mortgaged Property (net of the casualty proceeds applied to pay down the mortgage). If the owner of the Ground/Garage
                                                       Parcel elects not to restore upon a major casualty, then the casualty insurance or condemnation proceeds respecting the Ground/Garage Parcel shall be applied to the mortgage of the Ground/Garage Parcel (this would not be the
                                                       Mortgage Loan, but any mortgage given by the owner of the Ground/Garage
                                                       Parcel on its parcel and improvements), and the owner of the Mortgaged
                                                       Property has the right to purchase the Ground/Garage Parcel for a purchase price equal to the appraised market value of the Ground/Garage Parcel determined by an appraiser in accordance with the terms of the ROLA, provided that the price must be at least equal to the net mortgage loan amount of the first mortgage on the Ground/Garage Parcel (net of the casualty proceeds applied to pay down the mortgage).

        Huntsville Office Portfolio I                  With respect to the loan listed to the left, a tenant has a right of first refusal with respect to the Mortgaged Property.

        Verizon Wireless - Lincoln, NE                 With respect to the loan listed to the left, the sole tenant of the Mortgaged
                                                       Property has an option to purchase the borrower's interest in the Mortgaged

                                      III-2

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       Property at the end of the initial lease term (not earlier than October 31,
                                                       2017; the scheduled maturity date of the loan is December 6, 2017) for a price based upon the fair market value of the Mortgaged Property, using an income approach, as determined in accordance with the related lease.

        47 Third Avenue - Residential                  With respect to the loan listed to the left, a tenant has a right of first refusal with respect to the Mortgaged Property.

        Highland Shopping Center                       With respect to the loan listed to the left, an adjacent property owner, which is also a shadow tenant at the Mortgaged Property, has a right of first refusal to purchase all or a portion of the Mortgaged Property.

        Firehouse Square                               With respect to the loan listed to the left, the sole tenant of the Mortgaged
                                                       Property has an option to purchase the borrower's interest in the Mortgaged
                                                       Property for a price based upon the fair market value of the Mortgaged
                                                       Property as determined in accordance with the tenant's lease.

EXCEPTION TO REPRESENTATION NO. 11: CONDITION OF MORTGAGED PROPERTY; NO
CONDEMNATION

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        Simsbury Plaza                                 With respect to the loan listed to the left, there is a transfer in lieu of condemnation and condemnation proceeding in process, with certain transfers having already occurred, for the creation of an interchange at the intersection of two roads adjoining the Mortgaged Property that is anticipated to reduce parking at a portion of the Mortgaged Property leased to a tenant.. If such condemnation/transfer in lieu of condemnation causes the tenant that would be affected by the loss of the parking spaces to terminate its lease, the borrower shall be required to pay to the lender the condemnation award and any deficiency between the amount of the condemnation award received and the sum of $1,298,000.00.

                                      III-3

EXCEPTION TO REPRESENTATION NO. 13: INSURANCE

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        DLJ East Coast Portfolio - Marriott Courtyard  With respect to the loan listed to the left, reference is made to the
        Charlotte                                      exception for such loan set forth in the Exception to Representation No. 8 above, which is incorporated herein by reference as an exception to this
                                                       Representation 13 as well.

        Timber Ridge Apartments                        With respect to the loan listed to the left, in the event a casualty results in damage to any building on the Mortgaged Property exceeding 50% of the value of the building at the time of the damage and the borrower is unable to obtain from the municipality where the Mortgaged Property is located a variance or special use permit permitting the borrower to rebuild the damaged building as it existed prior to such casualty, the mortgage loan documents permit insurance proceeds to be applied to costs associated with demolition of the damaged building rather than to restoration or prepayment of the debt.

        Silver State Materials                         With respect to the loans listed to the left, the related borrower was not required to obtain terrorism insurance because the mortgaged interest was land only.

        Silver State Materials                         With respect to the loan listed to the left, there is no business interruption or rental loss insurance as the Mortgaged Property is for the land only and the related tenant is obligated to pay rent without abatement in the event of a casualty.

EXCEPTION TO REPRESENTATION NO. 19: ENVIRONMENTAL CONDITIONS AND COMPLIANCE

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        Highpoint I and Coppell II                     With respect to the loan listed to the left, the environmental site assessments for each of the Mortgaged Properties were performed more than 18 months preceding the origination of the Mortgage Loan.

        Chant Portfolio - Pool 4                       With respect to the loan listed on the left, the environmental site assessments for the Mortgaged

                                      III-4

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       Properties disclosed a Recognized Environmental Condition consisting of groundwater contaminated by chlorinated solvents as a result of historic circuitboard manufacturing by a prior owner/operator. A subsequent file review identified Mark IV Holding Company as the responsible party, and while an independent evaluation of the financial resources of Mark IV Holding
                                                       Company has not been undertaken, Mark IV Holding Company has been and is continuing to engage in remedial activities pursuant to the New Mexico
                                                       Voluntary Remediation Program.

EXCEPTION TO REPRESENTATION NO. 21: BANKRUPTCY

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        All Loans                                      With respect to all the loans in the CD 2008-C7 securitization transaction,
                                                       Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

EXCEPTION TO REPRESENTATION NO. 26: RELEASES OF MORTGAGED PROPERTY

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        RRI Hotel Portfolio                            With respect to the loan listed to the left, the Mortgage Loan documents provide for the release of individual Mortgaged Properties subject to compliance with certain conditions, including but not limited to the following: (1) no event of default has occurred and is continuing; (2) after giving effect to any partial release the debt service coverage ratio for the remaining Mortgaged Properties following the release shall equal or exceed the greater of (a) the debt service coverage ratio at origination of the
                                                       Mortgage Loan (utilizing the net cash flow at origination of $30,380,000) and
                                                       (b) the debt service coverage ratio for all Mortgaged Properties subject to the liens of Mortgages for the 12 full calendar months immediately preceding the release; (3) after giving

                                      III-5

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       effect to any partial release (i.e., assuming the partial prepayment of the
                                                       Mortgage Loan in connection with the partial release and assuming the released Mortgaged Property is no longer included as one of the Mortgaged
                                                       Properties), the Debt Yield (meaning the percentage obtained by dividing the net operating income of the Mortgaged Properties for the immediately preceding 12 months by the sum of the outstanding principal balance of the
                                                       Mortgage Loan) shall not be less than the greater of (a) (i) 9.8%, multiplied by (ii) a fraction the numerator of which is the sum of the allocated loan amounts of all Mortgaged Properties subject to the liens of the Mortgages, including the Mortgaged Property subject to the release, and the denominator of which is the sum of the current amortized allocated loan amounts of all
                                                       Mortgaged Properties subject to the liens of the Mortgages, including the
                                                       Mortgaged Property subject to the release (the "Release Debt Yield") and (b)
                                                       the Debt Yield calculated immediately prior to such release; (4) the amount of the outstanding principal balance of the RRI Hotel Portfolio loan to be prepaid or defeased with the release of each individual Mortgaged Property shall equal or exceed the greater of (a) 115% of the allocated loan amount for the Mortgaged Property to be released and (b) an amount which would result in a Debt Yield immediately after the proposed release of such individual Mortgaged Property to be equal to or greater than (i) (A) the
                                                       Release Debt Yield and (ii) the Debt Yield calculated immediately prior to such release.

                                                            In addition, the related borrower is permitted to substitute any similar fee property for any of the Mortgaged Properties subject to satisfaction of certain conditions, including, but not limited to (1) the receipt of a REMIC opinion; (2) after giving effect to such substitution, the debt service coverage ratio is not less than the greater of (a) the debt service coverage ratio for all the Mortgaged Properties subject to the liens of the Mortgages immediately prior to such substitution and (b) the debt service coverage ratio for all the Mortgaged

                                      III-6

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       Properties at the origination of the underlying mortgage loan (utilizing the net cash flow at origination of $30,380,000); (3) after giving effect to such substitution, the Debt Yield is not less than the greater of (x) the Debt
                                                       Yield immediately prior to such substitution and (y) the Debt Yield at the time of origination of the Mortgage Loan (utilizing the net cash flow at origination of $30,380,000); (4) the lender has received written confirmation from each applicable rating agency that such substitution will not result in a downgrade, withdrawal or qualification of the then-current ratings assigned by such rating agency to any class of the series 2008-C7 certificates; (5)
                                                       the related borrower has submitted customary due diligence materials satisfying the criteria described in the underlying Mortgage Loan documents;
                                                       (6) any substitute property must have a fair market value that is not less than the greater of (i) the fair market value of the property it is replacing
                                                       (the "Substituted Property"), calculated as of the origination of the
                                                       Mortgage Loan, and (ii) the fair market value of the Substituted Property, calculated as of the date immediately preceding the substitution; (7) the net operating income for the substitute property for the 12 month period immediately preceding the substitution must be greater than the net operating income for the Substituted Property for the 12-month period immediately preceding the substitution; and (8) the borrower is not permitted to substitute more than 10 Mortgaged Properties.

        DLJ East Coast Portfolio                       With respect to the loan listed to the left, the Mortgage Loan documents permit the partial release of any Mortgaged Property (provided that one, but not both, of the Princeton and Charlotte Mortgaged Properties may be
                                                       released) provided that the following conditions, among others, are satisfied: (1) no default shall have occurred and be continuing; (2)
                                                       prepayment of the Mortgage Loan (with yield maintenance with respect to the portion of the Mortgage Loan prepaid) in an amount equal to 120% of the amount of the loan allocated to the released Mortgaged Property; (3)
                                                       immediately prior to the time of the release of the applicable

                                      III-7

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       Mortgaged Property from the lien of the applicable Mortgage the debt service coverage ratio shall be at least the greater of (i) the debt service coverage ratio of the loan based upon the actual trailing 12-month cash flow for the
                                                       Mortgaged Properties (including the Mortgaged Property to be released)
                                                       immediately prior to the proposed release and (ii) 1.24:1.00; and (4) the loan to value ratio for the Mortgage Loan shall be no greater than 80% after giving effect to the proposed release and the Mortgage Loan prepayment.

        Mall St. Vincent                               With respect to the loan listed to the left, the related loan documents permit the borrower at its option to acquire and add to the Mortgaged
                                                       Property one or more parcels of land, together with improvements thereon, constituting an integral part of the shopping center at the Mortgaged
                                                       Property, and the loan documents also permit the borrower to obtain a release of one or more portions of the Mortgaged Property, including, but not limited to, any such acquired property, without required prepayment or partial defeasance of the related Mortgage loan, subject to satisfaction of certain conditions in the Mortgage loan documents, including, among other things, that the borrower delivers to the lender evidence that would be satisfactory to a prudent lender acting reasonably that the portion of the Mortgaged
                                                       Property being released is not necessary for the borrower's operation or use of the Mortgaged Property for its then current use and may be readily separated from the Mortgaged Property without a material diminution in the value of the Mortgaged Property, provided, however, that this condition will not apply to the release of an acquired parcel.

                                                            In addition, the Mortgage Loan documents also permit the borrower to obtain the release of one or more portions of the Mortgaged Property from the lien of the Mortgage by simultaneously substituting another property (or a leasehold interest in another property) for the released Mortgaged Property, subject to the satisfaction of certain conditions, including, among other things,

                                      III-8

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       that: (i) no event of default has occurred and is continuing; (ii)
                                                       simultaneously with the substitution, the borrower will acquire fee simple or leasehold interest to a parcel of real property reasonably equivalent in use, value and condition to the parcel being released as established by a letter of value; (iii) if the replacement parcel is improved, borrower must deliver a physical conditions report to lender indicating that the parcel is in good condition and repair and free of damage or waste unless the borrower intends to demolish the improvements; and (iv) the parcel being released shall be vacant, non-income producing and unimproved or improved only be landscaping, utility facilities that are readily re-locatable or surface parking areas.

        Red Beam Garage                                With respect to the loan listed to the left, the Mortgage Loan documents provide for the partial release of a certain parcel of the Mortgaged Property
                                                       (the "Partial Release Parcel") provided that the following conditions are satisfied: (1) the defeasance lockout period shall have expired; (2) the borrower shall be required to partially defease the loan in the amount of
                                                       125% of the allocated amount for the Partial Release Parcel, which allocated amount is $2,260,000.00; (3) no event of default shall have occurred and be continuing; (4) any required reciprocal easement and common use agreements providing, among other things, access, utilities and parking for the remaining portion of the Mortgage Property shall have been approved by
                                                       Lender; (5) title to the Partial Release Parcel shall be transferred and no longer owned by Borrower upon the completion of the partial release; (6)
                                                       Lender shall have received an endorsement to Lender's title insurance policy;
                                                       (7) Lender shall have received satisfactory evidence that the Partial Release
                                                       Parcel has a tax parcel number separate from the remaining Mortgaged
                                                       Property; (8) if required by Lender, Borrower shall have provided a REMIC legal opinion; (9) Lender shall have received and approved an appraisal which shows a loan to value ratio for the remaining property, which shall be net of the amount of the loan allocated to the Partial Release

                                      III-9

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       Parcel, of not more than 70%; and (10) Borrower shall have provided evidence that the Mortgaged Property has achieved and will achieve a debt service coverage ratio of at least 1.30 to 1.00 in the aggregate both prior to and after the partial release.

EXCEPTION TO REPRESENTATION NO. 38: AFFILIATION WITH OTHER MORTGAGORS

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        Huntsville Office Portfolio II                 With respect to the loans listed to the left, the related borrowers are
        Huntsville Office Portfolio III                affiliates.
        Huntsville Office Portfolio I

        Courtyard by Marriott - Lyndhurst, NJ          With respect to the loans listed to the left, the related borrowers are
        Courtyard by Marriott - Columbus Airport, OH   affiliates.
        Courtyard by Marriott - Columbus Downtown, OH
        Springhill Suites - Bothell, WA

        South Braintree                                With respect to the loans listed to the left, the related borrowers are
        2810 North Parham Road                         affiliates.

        Laidley Tower                                  With respect to the loans listed to the left, the related borrowers are
        Chant Portfolio - Pool 3                       affiliates.
        Chant Portfolio - Pool 4
        Broadmoor Shopping Center

        Clearview Apartments                           With respect to the loans listed to the left, the related borrowers are
        Colonial Village Apartments                    affiliates.
        Perry's Crossing

        2221 Park Place                                With respect to the loans listed to the left, the related borrowers are
        The Parkway                                    affiliates.

        Willow Glen Apartments                         With respect to the loans listed to the left, the related borrowers are
        Pebblebend Apartments                          affiliates.
        Indian Trail Apartments

        Breckinridge Square Apartments                 With respect to the loans listed to the left, the related borrowers are
        Patchen Oaks Apartments                        affiliates.

                                     III-10

Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        Timber Ridge Apartments                        With respect to the loans listed to the left, the related borrowers are
        Wood Trail-Tyler Apartments                    affiliates.
        Oakwood Village Apartments

        Springhill Suites - Las Cruces, NM (LH)        With respect to the loans listed to the left, the related borrowers are
        Comfort Inn & Suites - Carbondale, CO (LH)     affiliates.

        Holiday Inn Express - Prince Frederick, MD     With respect to the loans listed to the left, the related borrowers are
        Travelodge - Lancaster, PA                     affiliates.

EXCEPTION TO REPRESENTATION NO. 40:  RECOURSE

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        All Loans                                      Mortgage loans in many or all cases provide for recourse liability to the borrower or matters and/or under circumstances which are in addition to those items specified in representation number 40.

EXCEPTION TO REPRESENTATION NO. 55: FRANCHISOR COMFORT LETTERS

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        DLJ East Coast Portfolio                       With respect to the loans listed to the left, the comfort letters issued by the franchisor at the time of origination of the related loans were
        -Marriott Courtyard Charlotte                  non-assignable; however upon written request from Seller, the franchisor will issue a replacement comfort letter, substantially similar to the previously
        -Marriott Courtyard Princeton                  issued comfort letter, to the trustee of a trust established in connection with the securitization of the loan.
        -Marriott Courtyard Lynchburg

        Courtyard by Marriott - Lyndhurst, NJ

        Courtyard by Marriott - Columbus Airport, OH

        Courtyard by Marriott - Columbus Downtown, OH

        Springhill Suites - Bothell, WA

                                     III-11

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        Marriott Fairfield Inn & Suites - Yakima, WA

        Springhill Suites - Las Cruces, NM  (LH)

        Wingate Inn - New York, NY                     With respect to the loans listed to the left, the comfort letters issued by the franchisor at the time of origination of the related loans permit the
                                                       Seller to assign the comfort letter to any successor holder of Seller's
        Travelodge - Lancaster, PA                     interest in the related loan, unless Seller retains the right and obligation to service the loan on behalf of its successor in interest, provided that
                                                       Seller must notify the franchisor of such assignment within 30 days following assignment.

        Holiday Inn Express - Prince Frederick, MD     With respect to the loan listed to the left, the comfort letter issued by the franchisor at the time of origination of the loan was not assignable, except that if the Seller makes a request to franchisor in writing prior to July 1,
                                                       2008, franchisor will issue a comfort letter to the REMIC on its then-current form of comfort letter upon securitization of the loan.

                                     III-12

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

EXCEPTION TO REPRESENTATION NO. 2

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        RRI Hotel Portfolio - Edison, New Jersey       With respect to the loan and the related Mortgaged Property listed to the left, the ground lessor's consent (which consent shall not be unreasonably withheld) to any assignment of the ground lessee's interests under the Ground
                                                       Lease is required in certain circumstances, though not as a condition to a foreclosure by the mortgagee.

        Century Square Shopping Center                 With respect to the loan listed to the left, the mortgagee is a permitted assignee of the borrower's interest in the Ground Lease, however, subsequent assignments would be subject to the provisions of the ground lease restricting and governing such further assignments.

        Verizon Wireless - Lincoln, NE                 With respect to the loans listed to the left, the related ground leases
        Comfort Inn - Carbondale (LH)                  provide that possession of the leased premises may be delivered to mortgagee voluntarily or pursuant to any foreclosure or other proceedings or otherwise,
        Springhill Suites - Las Cruces (LH)            but the Ground Leases do not expressly state that consent of the ground lessor is not required for assignment to the mortgagee and its assigns.

EXCEPTION TO REPRESENTATION NO. 5

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        RRI Hotel Portfolio - Edison, New Jersey       With respect to the loans and the related Mortgaged Properties listed to the
        RRI Hotel Portfolio - Greenville, South        left, each related Ground Lease provides for notice of defaults by the lessee
        Carolina                                       but do not expressly provide that no notice given is effective against the
        RRI Hotel Portfolio - Boston Northeast         mortgagee unless the mortgagee receives a copy of such notice.
        Saugus, Massachusetts
        DLJ East Coast Portfolio - Marriott Courtyard
        Charlotte

                                      IV-1

EXCEPTION TO REPRESENTATION NO. 7

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        DLJ East Coast Portfolio - Marriott Courtyard  With respect to the loan and the related Mortgaged Property  listed to the
        Charlotte                                      left, the Ground Lease grants mortgagee the same cure rights that borrower has under the Ground lease plus an additional ten (10) days to cure any default.

        Mall St. Vincent                               With respect to the loan listed to the left, provided that rent and all other payments required to be paid by the borrower continue to be paid in accordance with the terms of the Ground Lease, the mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the ground lessor may terminate such Ground Lease.

        Century Square Shopping Center                 With respect to the loan listed to the left, in the event there is a non-monetary default which cannot be practicably cured without taking mortgagee taking possession of the premises or by instituting foreclosure, the ground lessor has the right to cut-off the cure period if the mortgagee does not institute foreclosure proceedings within 90 days of notice by ground lessor.

EXCEPTION TO REPRESENTATION NO. 8

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        RRI Hotel Portfolio - Edison, New Jersey       With respect to the loan and the related Mortgaged Property listed to the left, the term of the Ground Lease extends for approximately ten (10) years, four and one-half (4.5) months beyond the Stated Maturity Date of the loan.

        RRI Hotel Portfolio - Greenville, South        With respect to the loan and the related Mortgaged Property  listed to the
        Carolina                                       left, the term of the Ground Lease extends for approximately 16 years beyond the Stated Maturity Date of the loan.

                                      IV-2

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        DLJ East Coast Portfolio - Marriott Courtyard  With respect to the loan and the related Mortgaged Property listed to the
        Charlotte                                      left, With respect to the loan and the related Mortgaged Property listed to the left, the Mortgaged Property consists of a fee interest in a hotel located on top of an 11 story parking garage that is owned by an unrelated third party (the "Ground/Garage Parcel"), and a leasehold interest in the ground floor hotel lobby, limited service restaurant and other hotel-related space on the ground floor of the building containing the Mortgaged Property
                                                       (the "Hotel First Floor Space"), which ground floor is owned by the owner of the Ground/Garage Parcel. The Mortgaged Property and the Ground/Garage Parcel
                                                       are subject to a reciprocal operating and lease agreement (the "ROLA") that provides among other things for easements of support and access for the hotel, as well as setting forth the terms of the lease of the Hotel First
                                                       Floor Space. The ROLA provides that in the event of a casualty, the respective owners of the Ground/Garage Parcel and the Mortgaged Property
                                                       (including the leased Hotel First Floor Space) are responsible for restoration of their respective parcels and improvements, provided that in the event of a major casualty or condemnation (rendering unusable 25% or more of the square footage of the related parcel or the improvements thereon or reducing the value of the parcel or improvements thereon by 25% of more), the parcel owner may elect not to restore. If the owner of the Mortgaged Property elects not to restore, the casualty insurance or condemnation proceeds respecting the Mortgaged Property will be used first to demolish the hotel and reconstruct the top level of the parking garage, and then to be applied to the Mortgage Loan, and the owner of the Ground/Garage Parcel has the right to purchase the Mortgaged Property (in which event the lease of the Hotel
                                                       First Floor Space would terminate; such lease would also terminate in the event that parcel owners elected not to restore their respective parcels upon a major casualty, or if the term of the ROLA were to expire--although the
                                                       ROLA does not have an expiration date and is to be perpetual, subject to a savings clause to avoid any applicable rule against perpetuities calling for an

                                      IV-3

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       expiration not earlier than 21 years after the death of the last survivor of the living (as of May 29, 1998) descendents of President William Jefferson
                                                       Clinton and Queen Elizabeth II) for a purchase price equal to the appraised market value of the Mortgaged Property determined by an appraiser in accordance with the terms of the ROLA, provided that the price must be at least equal to the net mortgage loan amount of the first mortgage on the
                                                       Mortgaged Property (net of the casualty proceeds applied to pay down the mortgage). If the owner of the Ground/Garage Parcel elects not to restore upon a major casualty, then the casualty insurance or condemnation proceeds respecting the Ground/Garage Parcel shall be applied to the mortgage of the
                                                       Ground/Garage Parcel (this would not be the Mortgage Loan, but any mortgage given by the owner of the Ground/Garage Parcel on its parcel and improvements), and the owner of the Mortgaged Property has the right to purchase the Ground/Garage Parcel for a purchase price equal to the appraised market value of the Ground/Garage Parcel determined by an appraiser in accordance with the terms of the ROLA, provided that the price must be at least equal to the net mortgage loan amount of the first mortgage on the
                                                       Ground/Garage Parcel (net of the casualty proceeds applied to pay down the mortgage).

        Chant Portfolio - Pool 3                       With respect to the loan listed to the left, the term of the Ground Lease expires one (1) year prior to the Stated Maturity Date of the loan; however the Ground Lease was entered into as a part of an Industrial Revenue Bond issuance and the bonds have been paid down to $1,000.00 with payments due in the amount of $6.00 annually. Once the bond is paid off, the fee title in the
                                                       Mortgaged Property must be purchased by the borrower for $1.00, and the related mortgage contains a provision whereby the lien of the mortgage spreads to include the fee interest in the Mortgaged Property acquired.

        Century Square Shopping Center                 With respect to the loan listed to the left, the term of the Ground Lease extends for 1.5 years beyond the scheduled maturity date of the Mortgage
                                                       Loan, which is an ARD Loan (unless the Lender elects to

                                      IV-4

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       cause the maturity date to be the Anticipated Repayment Date for the Mortgage
                                                       Loan), and 26.5 years after the Anticipated Repayment Date for the Mortgage
                                                       Loan.

EXCEPTION TO REPRESENTATION NO. 9

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        RRI Hotel Portfolio - Edison, New Jersey       With respect to the loan and the related Mortgaged Property listed to the left, the Ground Lease provides that a portion of any condemnation award may be payable to the ground lessor, and thus may not be available for restoration.

        DLJ East Coast Portfolio - Marriott Courtyard  With respect to the loan listed to the left, reference is made to the
        Charlotte                                      exception for such loan set forth in the Exception to Representation No. 8 above, which is incorporated herein by reference as an exception to this
                                                       Representation 9 as well.

        Mall St. Vincent                               With respect to the loan listed to the left, the Ground Lease provides that condemnation proceeds will be applied to restoration of the Mortgaged
                                                       Property unless the condemnation results in a termination of the Ground
                                                       Lease, in which case the net awards will be distributed as follows: first,
                                                       $86,700 of said net award will be paid to the ground lessor, second, 35% of the unpaid balance of any loan secured by a first leasehold mortgage on the leased premises will be paid to the first leasehold mortgagee, and third, any remaining balance will be divided between the ground lessor and the lessee, in accordance with the respective fair market values of ground lessor's interest under the Ground Lease or in the land and lessee's leasehold estate;
                                                       provided, however, that if such taking occurs at any time during the last 10 years prior to the original termination date of the Ground Lease, or the termination date of any renewal or extended term of the Ground Lease, the balance of the net award will be paid to the ground lessor.

                                      IV-5

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        Century Square Shopping Center                 With respect to the loan listed to the left, a portion of any condemnation award is payable to the ground lessor under the Ground Lease on account of its interest in the demised premises, and thus would not be available for restoration of the Mortgaged Property or prepayment of the Mortgage loan.

EXCEPTION TO REPRESENTATION NO. 12

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

        RRI Hotel Portfolio - Edison, New Jersey       With respect to the loan and the related Mortgaged Property listed to the left, the Ground Lease does provide for the ground lessor to enter into a new lease upon termination of the Ground Lease due to any defaults of a personal nature that are not susceptible of cure by the mortgagee (as opposed to a new lease resulting from any termination of the Ground Lease) --- provided that the mortgagee (i) timely cures any other ground lessee defaults that are susceptible to cure, (ii) continues to pay all amounts due to the ground lessor under the Ground Lease during the period that mortgagee enforces its remedies under the Mortgage Loan documents, (iii) promptly enforces its remedies under the Mortgage Loan documents to obtain possession and foreclose on the Mortgage Property within six months (subject to reasonable extension), and (iv) assumes and performs, or obtains a purchaser of the ground lessee's leasehold estate to assume and perform, the ground lessee's Ground Lease obligations).

        DLJ East Coast Portfolio - Marriott Courtyard  With respect to the loan and the related Mortgaged Property listed to the
        Charlotte                                      left, there is no obligation for the ground lessor to enter into a new lease upon termination of the Ground Lease created under the reciprocal easement agreement (ROLA) referred to in the Exception to Representation 8 above.

        Mall St. Vincent                               With respect to the loan listed to the left, the Ground Lease does not state that the ground lessor is required to enter into a new lease upon termination of the Ground Lease; however, the Ground Lease cannot be terminated so long as the lessee (or the

                                      IV-6

 Loan
Number                    Loan Name                                               Description of Exception
------  ---------------------------------------------  -----------------------------------------------------------------------------

                                                       leasehold mortgagee if the leasehold mortgagee completes foreclosure proceedings or otherwise acquires title to the leasehold interest) pays all rentals coming due and perform the covenants contained in the Ground Lease.
                                                       In addition, the Ground Lease states that no default under the Ground Lease entitles the any party to terminate the Ground Lease and the sole remedy against the party in default shall be an injunction, declaratory judgment and/or an action for damages.

        Chant Portfolio - Pool 3                       With respect to the loan listed to the left, if the Ground Lease or borrower's rights thereunder are terminated, there is no obligation for the ground lessor to enter into a new lease, however the Ground Lease was entered into as a part of an Industrial Revenue Bond issuance and the bonds have been paid down to $1,000.00 with payments due in the amount of $6.00 annually.
                                                       Once the bond is paid off, the fee title in the Mortgaged Property must be purchased by the borrower for $1.00, and the related mortgage contains a provision whereby the lien of the mortgage spreads to include the fee interest in the Mortgaged Property acquired.

                                      IV-7

                                   SCHEDULE V

                      MORTGAGE LOANS SECURED BY A LEASEHOLD
                    INTEREST IN ALL OR A MATERIAL PORTION OF
                         THE RELATED MORTGAGED PROPERTY

LOAN NUMBER   PROPERTY NAME
-----------   ------------------------------------------
     3        CGM RRI Hotel Portfolio
     5        DLJ East Coast Portfolio
     7        Mall St. Vincent
     9        Hunstville Office Portfolio II
    12        Hunstville Office Portfolio III
    14        Hunstville Office Portfolio I
    19        Chant Portfolio - Pool 3
    22        Century Square Shopping Center
    35        Verizon Wireless - Lincoln, NE
    52        Chant Portfolio - Pool 4
    76        Springhill Suites - Las Cruces, NM (LH)
    77        Comfort Inn & Suites - Carbondale, CO (LH)

                                       V-1

                                    ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                   Annex A-1

             MORTGAGE LOAN  LOAN GROUP
LOAN NUMBER     SELLER        NUMBER                  LOAN / PROPERTY NAME
--------------------------------------------------------------------------------------

    3          CGM               1      CGM RRI Hotel Portfolio
   3.1                                  Red Roof Inn Washington Downtown
   3.2                                  Red Roof Inn Long Island
   3.3                                  Red Roof Inn Miami Airport
   3.4                                  Red Roof Inn Greater Washington Manassas
   3.5                                  Red Roof Inn Ann Arbor University North
   3.6                                  Red Roof Inn Fort Lauderdale
   3.7                                  Red Roof Inn Phoenix Chandler
   3.8                                  Red Roof Inn Wilmington
   3.9                                  Red Roof Inn Tampa Brandon
   3.10                                 Red Roof Inn Atlanta Druid Hills
   3.11                                 Red Roof Inn BW Parkway
   3.12                                 Red Roof Inn Tinton Falls
   3.13                                 Red Roof Inn Baltimore North Timonium
   3.14                                 Red Roof Inn Boston Northeast Saugus
   3.15                                 Red Roof Inn Joliet
   3.16                                 Red Roof Inn Chicago Northbrook
   3.17                                 Red Roof Inn Chicago Naperville
   3.18                                 Red Roof Inn Phoenix Airport
   3.19                                 Red Roof Inn Louisville Airport
   3.20                                 Red Roof Inn Phoenix Bell Road
   3.21                                 Red Roof Inn Cleveland Independence
   3.22                                 Red Roof Inn Erie
   3.23                                 Red Roof Inn El Paso East
   3.24                                 Red Roof Inn St Clairsville
   3.25                                 Red Roof Inn Austin Round Rock
   3.26                                 Red Roof Inn Knoxville West
   3.27                                 Red Roof Inn Binghamton
   3.28                                 Red Roof Inn Wilkes Barre
   3.29                                 Red Roof Inn Pittsburgh Airport
   3.30                                 Red Roof Inn Chicago Hoffman Estates
   3.31                                 Red Roof Inn Enfield
   3.32                                 Red Roof Inn West Springfield
   3.33                                 Red Roof Inn Canton
   3.34                                 Red Roof Inn Detroit Farmington Hills
   3.35                                 Red Roof Inn Edison
   3.36                                 Red Roof Inn Princeton North
   3.37                                 Red Roof Inn Hickory
   3.38                                 Red Roof Inn Asheville West
   3.39                                 Red Roof Inn Richmond South
   3.40                                 Red Roof Inn Columbus West
   3.41                                 Red Roof Inn Greensboro Airport
   3.42                                 Red Roof Inn Johnson City
   3.43                                 Red Roof Inn Cincinnati Northeast Blue Ash
   3.44                                 Red Roof Inn Detroit Troy
   3.45                                 Red Roof Inn Detroit Madison Heights
   3.46                                 Red Roof Inn West Monroe
   3.47                                 Red Roof Inn Cincinnati Sharonville
   3.48                                 Red Roof Inn Kansas City Overland Park
   3.49                                 Red Roof Inn Greenville
   3.50                                 Red Roof Inn New London
   3.51                                 Red Roof Inn Nashville South
   3.52                                 Red Roof Inn Jamestown Falconer
    4          CGM               1      Lincoln Square
    5          CGM               1      DLJ East Coast Portfolio
   5.1                                  Courtyard by Marriott - Charlotte, NC
   5.2                                  Courtyard by Marriott - Princeton, NJ
   5.3                                  Courtyard by Marriott - Lynchburg, VA
    7          CGM               1      Mall St. Vincent
    8          CGM               1      Alexandria Mall
    9          CGM               1      Huntsville Office Portfolio II
   9.1                                  Perimeter Center Corporate Park
   9.2                                  Progress Center
   9.3                                  DRS Building
    11         CGM               1      Red Beam Garage
    12         CGM               1      Huntsville Office Portfolio III
   12.1                                 Research Park Office Center
   12.2                                 Region's Center
   12.3                                 Colonial Center at Lakeside
    13         CGM               1      Courtyard by Marriott - Lyndhurst, NJ
    14         CGM               1      Huntsville Office Portfolio I
   14.1                                 Research Place
   14.2                                 Northrop Grumman Building
   14.3                                 Colonial Center at Research Park
    15         CGM               2      Copper Beech - Kalamazoo, MI
    16         CGM               1      South Braintree
    18         CGM               1      Laidley Tower
    19         CGM               1      Chant Portfolio - Pool 3
   19.1                                 6301 Jefferson
   19.2                                 5601 Office
   19.3                                 6401 Jefferson
    21         CGM               1      Pinnacle Village Shopping Center
    22         CGM               1      Century Square Shopping Center
    24         CGM               1      Wingate Inn - New York, NY
    25         CGM               2      Clearview Apartments
    26         CGM               2      Colonial Village Apartments
    27         CGM               1      Highpoint I & Coppell II
   27.1                                 Highpoint I
   27.2                                 Coppell II
    28         CGM               1      Courtyard by Marriott - Columbus Airport, OH
    30         CGM               1      Hotel Nexus - Seattle, WA
    31         CGM               1      2221 Park Place
    32         CGM               1      Seattle Space Needle
    33         CGM               1      2110 Executive Hills Court
    34         CGM               2      Perry's Crossing
    35         CGM               1      Verizon Wireless - Lincoln, NE
    38         CGM               2      Willow Glen Apartments
    39         CGM               1      2810 North Parham Road
    40         CGM               2      Breckinridge Square Apartments
    41         CGM               1      Loehmann's Department Store
    42         CGM               2      47 Third Avenue - Residential
    44         CGM               1      Courtyard by Marriott - Columbus Downtown, OH
    45         CGM               1      Simsbury Plaza
    47         CGM               1      Bryan Premiere Cinema 16
    48         CGM               2      Timber Ridge Apartments
    50         CGM               1      Springhill Suites - Bothell, WA
    51         CGM               2      Patchen Oaks Apartments
    52         CGM               1      Chant Portfolio - Pool 4
   52.1                                 4700 Jefferson
   52.2                                 14800, 14810, 14820 Central Avenue
   52.3                                 8519 Jefferson
   52.4                                 8509 Jefferson
    53         CGM               2      Wood Trail-Tyler Apartments
    56         CGM               1      Comfort Inn - Towson, MD
    58         CGM               1      7-Hi Retail Center
    59         CGM               1      Butterfield Exchange II
    60         CGM               1      Sunflower Marketplace
                                        Patel Hotel Portfolio
    62         CGM               1      Holiday Inn Express - Prince Frederick, MD
    63         CGM               1      Travelodge - Lancaster, PA
    64         CGM               2      Pebblebend Apartments
    65         CGM               1      The Parkway
    66         CGM               2      Oakwood Village Apartments
    67         CGM               2      McKee Place Apartments
    69         CGM               1      Highland Shopping Center
    70         CGM               1      Climatic Centre
    71         CGM               1      Broadmoor Shopping Center
    73         CGM               1      Corporate Centre at Colorado Springs
    75         CGM               1      Silver State Materials
    76         CGM               1      Springhill Suites - Las Cruces, NM (LH)
    77         CGM               1      Comfort Inn & Suites - Carbondale, CO (LH)
    79         CGM               1      2441 Constitution Drive
    80         CGM               1      Marriott Fairfield Inn and Suites - Yakima, WA
    81         CGM               1      Steve and Barry's - Athens, GA
    82         CGM               1      The Blodgett Building
    83         CGM               1      Super K-Mart - Aurora, CO
    84         CGM               1      Selina Plaza
    85         CGM               1      2220 Mountain Boulevard
    87         CGM               1      Carolina Commons
    88         CGM               1      The Cee Sportswear Building
    90         CGM               1      Delphos East Plaza
    91         CGM               2      Indian Trail Apartments
    93         CGM               1      47 Third Avenue - Retail
    95         CGM               1      Firehouse Square
    96         CGM               1      Comfort Inn & Suites - Carbondale, CO (GR)
    97         CGM               1      Miller Road

LOAN NUMBER                               PROPERTY ADDRESS                           CITY        STATE   ZIP CODE
-----------------------------------------------------------------------------------------------------------------

      3      Various                                                         Various            Various   Various
     3.1     500 H Street Northwest                                          Washington           DC       20001
     3.2     699 Dibblee Drive                                               Westbury             NY       11590
     3.3     3401 Northwest LeJeune Road                                     Miami                FL       33134
     3.4     10610 Automotive Drive                                          Manassas             VA       20109
     3.5     3621 Plymouth Road                                              Ann Arbor            MI       48105
     3.6     4800 Powerline Road                                             Fort Lauderdale      FL       33309
     3.7     7400 West Boston Street                                         Chandler             AZ       85226
     3.8     415 Stanton Christiana Road                                     Newark               DE       19713
     3.9     10121 Horace Avenue                                             Tampa                FL       33619
    3.10     1960 North Druid Hills Road NE                                  Atlanta              GA       30329
    3.11     7306 Parkway Drive South                                        Hanover              MD       21076
    3.12     11 Center Plaza                                                 Tinton Falls         NJ       07724
    3.13     111 West Timonium Road                                          Timonium             MD       21093
    3.14     920 Broadway                                                    Saugus               MA       01906
    3.15     1750 McDonough Street                                           Joliet               IL       60436
    3.16     340 Waukegan Road                                               Deerfield            IL       60015
    3.17     1698 West Diehl Road                                            Naperville           IL       60563
    3.18     2135 West 15th Street                                           Tempe                AZ       85281
    3.19     4704 Preston Highway                                            Louisville           KY       40213
    3.20     17222 North Black Canyon Freeway                                Phoenix              AZ       85053
    3.21     6020 Quarry Lane                                                Independence         OH       44131
    3.22     7865 Perry Highway                                              Erie                 PA       16509
    3.23     11400 Chito Samaniego Drive                                     El Paso              TX       79936
    3.24     68301 Red Roof Lane                                             St Clairsville       OH       43950
    3.25     1990 North I-35                                                 Round Rock           TX       78681
    3.26     209 Advantage Place                                             Knoxville            TN       37922
    3.27     590 Fairview Street                                             Johnson City         NY       13790
    3.28     1035 Highway 315                                                Wilkes Barre         PA       18702
    3.29     6404 Steubenville Pike                                          Pittsburgh           PA       15205
    3.30     2500 Hassell Road                                               Hoffman Estates      IL       60169
    3.31     5 Hazard Avenue                                                 Enfield              CT       06082
    3.32     1254 Riverdale Street                                           West Springfield     MA       01089
    3.33     5353 Inn Circle Court Northwest                                 North Canton         OH       44720
    3.34     24300 Sinacola Court                                            Farmington Hills     MI       48335
    3.35     860 New Durham Road                                             Edison               NJ       08817
    3.36     208 New Road                                                    Monmouth Junction    NJ       08852
    3.37     1184 Lenoir Rhyne Boulevard                                     Hickory              NC       28602
    3.38     16 Crowell Road                                                 Asheville            NC       28806
    3.39     4350 Commerce Road                                              Richmond             VA       23234
    3.40     5001 Renner Road                                                Columbus             OH       43228
    3.41     615 South Regional Road                                         Greensboro           NC       27409
    3.42     210 Broyles Drive                                               Johnson City         TN       37601
    3.43     5900 Pfeiffer Road                                              Blue Ash             OH       45242
    3.44     2350 Rochester Court                                            Troy                 MI       48083
    3.45     32511 Concord Drive                                             Madison Heights      MI       48071
    3.46     102 Constitution Drive                                          West Monroe          LA       71292
    3.47     2301 East Sharon Road                                           Sharonville          OH       45241
    3.48     6800 West 108th Street                                          Overland Park        KS       66211
    3.49     2801 Laurens Road                                               Greenville           SC       29607
    3.50     707 Colman Street                                               New London           CT       06320
    3.51     4271 Sidco Drive                                                Nashville            TN       37204
    3.52     1980 East Main Street                                           Falconer             NY       14733
      4      555 11th Street, NW                                             Washington           DC       20004
      5      Various                                                         Various            Various   Various
     5.1     237 South Tryon Street                                          Charlotte            NC       28202
     5.2     3815 U.S. Route 1                                               Princeton            NJ       08540
     5.3     4640 Murray Place                                               Lynchburg            VA       24502
      7      1133 St. Vincent Avenue                                         Shreveport           LA       71104
      8      3437 Masonic Drive                                              Alexandria           LA       71301
      9      Various                                                         Huntsville           AL      Various
     9.1     1500 & 1525 Perimeter Parkway                                   Huntsville           AL       35806
     9.2     6767 Old Madison Pike Northwest                                 Huntsville           AL       35806
     9.3     110 Wynn Drive                                                  Huntsville           AL       35805
     11      1946 & 1960 Post Road                                           Warwick              RI       02886
     12      Various                                                         Huntsville           AL      Various
    12.1     7037, 7047, 7057, & 7067 Old Madison Pike                       Huntsville           AL       35806
    12.2     200 Clinton Avenue West                                         Huntsville           AL       35801
    12.3     620 Discovery Drive Northwest                                   Huntsville           AL       35806
     13      1 Polito Avenue                                                 Lyndhurst            NJ       07071
     14      Various                                                         Huntsville           AL      Various
    14.1     5000 Bradford Drive                                             Huntsville           AL       35805
    14.2     301 Voyager Way                                                 Huntsville           AL       35806
    14.3     5030 Bradford Drive Northwest                                   Huntsville           AL       35805
     15      5900 Copper Beech Boulevard                                     Kalamazoo            MI       49009
     16      1501, 1505, 1515 & 1525 Washington Street                       Braintree            MA       02184
     18      500 Lee Street East                                             Charleston           WV       25301
     19      Various                                                         Albuquerque          NM       87109
    19.1     6301 Jefferson Street Northeast                                 Albuquerque          NM       87109
    19.2     5601 Office Boulevard Northeast                                 Albuquerque          NM       87109
    19.3     6401 Jefferson Street Northeast                                 Albuquerque          NM       87109
     21      7501-7701 West 119th Street                                     Overland Park        KS       66213
     22      1025-4775 Mountain View Drive                                   West Mifflin         PA       15122
     24      235 West 35th Street                                            New York             NY       10001
     25      12100 Clearview Lane                                            Holland              MI       49424
     26      1070 West Main Street                                           Hendersonville       TN       37075
     27      Various                                                         Various              TX      Various
    27.1     2701 Highpoint Oaks Boulevard                                   Lewisville           TX       75067
    27.2     1322 Crestside Drive                                            Coppell              TX       75019
     28      2901 Airport Drive                                              Columbus             OH       43219
     30      2140 North Northgate Way                                        Seattle              WA       98133
     31      2221 Park Place                                                 El Segundo           CA       90245
     32      400 Broad Street                                                Seattle              WA       98109
     33      2110 Executive Hills Court                                      Auburn Hills         MI       48326
     34      1000 Valley Bluff Road                                          Perrysburg           OH       43551
     35      4600 Innovation Drive                                           Lincoln              NE       68521
     38      7101 Wolflin Avenue                                             Amarillo             TX       79106
     39      2810 North Parham Road                                          Richmond             VA       23294
     40      203 Breckinridge Square                                         Louisville           KY       40220
     41      151 North State Street                                          Chicago              IL       60601
     42      47 Third Avenue                                                 New York             NY       10003
     44      35 West Spring Street                                           Columbus             OH       43215
     45      33220 West 14 Mile Road                                         West Bloomfield      MI       48322
     47      950 North Earl Rudder Freeway                                   Bryan                TX       77802
     48      3602 Rolling Green Drive                                        Abilene              TX       79606
     50      3850 Monte Villa Parkway                                        Bothell              WA       98021
     51      251 Chippen Dale Circle                                         Lexington            KY       40517
     52      Various                                                         Albuquerque          NM      Various
    52.1     4700 Jefferson Street                                           Albuquerque          NM       87109
    52.2     14800, 14810, 14820 Central Avenue                              Albuquerque          NM       87123
    52.3     8519 Jefferson Street                                           Albuquerque          NM       87113
    52.4     8509 Jefferson Street                                           Albuquerque          NM       87113
     53      1909 Shiloh Road                                                Tyler                TX       75703
     56      8801 Loch Raven Boulevard                                       Towson               MD       21286
     58      4754 & 4912 County Road 101 and 17730, 17790 & 17800 Highway 7  Minnetonka           MN       55345
     59      360 West Butterfield Road                                       Elmhurst             IL       60126
     60      285, 311, 313, 343, and 393 West Shaw Avenue                    Clovis               CA       93612

     62      335 Merrimac Court                                              Prince Frederick     MD       20678
     63      2101 Columbia Avenue                                            Lancaster            PA       17603
     64      4315 Esmond Drive                                               Odessa               TX       79762
     65      812 West Spring Creek Parkway                                   Plano                TX       75023
     66      1521 North 37th Street                                          Orange               TX       77630
     67      308-362 McKee Place                                             Pittsburgh           PA       15213
     69      28920 Greenspot Road                                            Highland             CA       92346
     70      1001 Pinnacle Point Drive                                       Columbia             SC       29223
     71      1601 North Turner Street                                        Hobbs                NM       88240
     73      6760 Corporate Drive                                            Colorado Springs     CO       80919
     75      5910 Range Road                                                 Las Vegas            NV       89115
     76      1611 Hickory Loop                                               Las Cruces           NM       88005
     77      920 Cowen Drive                                                 Carbondale           CO       81623
     79      2441 Constitution Drive                                         Livermore            CA       94551
     80      137 North Fair Avenue                                           Yakima               WA       98901
     81      10 Huntington Road                                              Athens               GA       30606
     82      15 Ionia Avenue Southwest                                       Grand Rapids         MI       49503
     83      15200 East Colfax Avenue                                        Aurora               CO       80012
     84      2467 Faye Road                                                  Jacksonville         FL       32226
     85      2220 Mountain Boulevard                                         Oakland              CA       94611
     87      9869 Ocean Highway West                                         Calabash             NC       28467
     88      5808 South Wilmington Avenue                                    Huntington Park      CA       90058
     90      1102 Elida Avenue                                               Delphos              OH       45833
     91      4120 Prairie Avenue                                             Amarillo             TX       79109
     93      47 Third Avenue, 101 East 10th Street                           New York             NY       10003
     95      7220 West National Avenue                                       West Allis           WI       53214
     96      920 Cowen Drive                                                 Carbondale           CO       81623
     97      4318 Miller Road                                                Flint                MI       48507

                                                       CROSS
                                    CUT-OFF DATE  COLLATERALIZED               MASTER
                                      PRINCIPAL   (MORTGAGE LOAN  MORTGAGE  SERVICING FEE   ARD LOAN
LOAN NUMBER          COUNTY            BALANCE        GROUP)        RATE        RATE        (YES/NO)?    ARD
---------------------------------------------------------------------------------------------------------------

      3      Various               68,428,702.23        No         6.7450%     0.0500%         No
     3.1     District of Columbia
     3.2     Nassau
     3.3     Miami-Dade
     3.4     Prince William
     3.5     Washtenaw
     3.6     Broward
     3.7     Maricopa
     3.8     New Castle
     3.9     Hillsborough
    3.10     DeKalb
    3.11     Anne Arundel
    3.12     Monmouth
    3.13     Baltimore
    3.14     Essex
    3.15     Will
    3.16     Cook
    3.17     DuPage
    3.18     Maricopa
    3.19     Jefferson
    3.20     Maricopa
    3.21     Cuyahoga
    3.22     Erie
    3.23     El Paso
    3.24     Belmont
    3.25     Williamson
    3.26     Knox
    3.27     Broome
    3.28     Luzerne
    3.29     Allegheny
    3.30     Cook
    3.31     Hartford
    3.32     Hampden
    3.33     Stark
    3.34     Oakland
    3.35     Middlesex
    3.36     Middlesex
    3.37     Catawba
    3.38     Buncombe
    3.39     Richmond City
    3.40     Franklin
    3.41     Guilford
    3.42     Washington
    3.43     Hamilton
    3.44     Oakland
    3.45     Oakland
    3.46     Ouachita
    3.47     Hamilton
    3.48     Johnson
    3.49     Greenville
    3.50     New London
    3.51     Davidson
    3.52     Chautauqua
      4      District of Columbia  60,000,000.00        No         6.0152%     0.0500%         No
      5      Various               51,400,000.00        No         6.5520%     0.1000%         No
     5.1     Mecklenburg
     5.2     Mercer
     5.3     Lynchburg City
      7      Caddo                 49,000,000.00        No         6.3020%     0.1000%         No
      8      Rapides               47,500,000.00        No         6.1650%     0.1000%         No
      9      Madison               40,900,000.00        No         6.4700%     0.1000%         No
     9.1     Madison
     9.2     Madison
     9.3     Madison
     11      Kent                  35,362,450.61        No         6.4750%     0.1000%         No
     12      Madison               34,390,000.00        No         6.4700%     0.1000%         No
    12.1     Madison
    12.2     Madison
    12.3     Madison
     13      Bergen                34,350,000.00        No         5.9160%     0.1000%         No
     14      Madison               32,250,000.00        No         6.4700%     0.1000%         No
    14.1     Madison
    14.2     Madison
    14.3     Madison
     15      Kalamazoo             30,450,000.00        No         5.8050%     0.1000%         No
     16      Norfolk               28,425,000.00        No         6.2270%     0.1000%         No
     18      Kanawha               25,000,000.00        No         5.8800%     0.1400%         No
     19      Bernalillo            22,800,000.00        No         5.8060%     0.1200%         No
    19.1     Bernalillo
    19.2     Bernalillo
    19.3     Bernalillo
     21      Johnson               21,100,000.00        No         5.9200%     0.1000%         No
     22      Allegheny             20,215,122.20        No         6.9730%     0.1000%         Yes     10/06/37
     24      New York              18,724,942.03        No         5.9900%     0.1000%         No
     25      Ottawa                17,500,000.00        No         5.6320%     0.1000%         No
     26      Sumner                16,800,000.00        No         6.5375%     0.1000%         No
     27      Various               15,750,000.00        No         6.0310%     0.1000%         No
    27.1     Denton
    27.2     Dallas
     28      Franklin              15,378,000.00        No         5.9160%     0.1000%         No
     30      King                  14,841,066.96        No         5.8300%     0.0700%         No
     31      Los Angeles           14,700,000.00        No         6.1420%     0.1000%         No
     32      King                  14,500,000.00        No         5.6950%     0.0600%         No
     33      Oakland               14,444,000.00        No         6.3250%     0.1000%         No
     34      Wood                  14,000,000.00        No         5.7160%     0.1000%         No
     35      Lancaster             14,000,000.00        No         6.1700%     0.1000%         No
     38      Potter                12,900,000.00        No         5.5300%     0.1000%         No
     39      Henrico               12,726,000.00        No         6.1370%     0.1000%         No
     40      Jefferson             12,500,000.00        No         6.2300%     0.1000%         No
     41      Cook                  12,000,000.00        No         5.6025%     0.1000%         Yes     11/06/37
     42      New York              11,952,720.72        No         6.7890%     0.1000%         No
     44      Franklin              11,202,000.00        No         5.9160%     0.1000%         No
     45      Oakland               11,122,533.87        No         6.3900%     0.1000%         No
     47      Brazos                10,085,000.00        No         5.8950%     0.0800%         No
     48      Taylor                 9,695,000.00        No         6.2600%     0.1000%         No
     50      Snohomish              9,575,000.00        No         6.4300%     0.1000%         No
     51      Fayette                9,375,000.00        No         5.6350%     0.1000%         No
     52      Bernalillo             9,090,000.00        No         5.8060%     0.1200%         No
    52.1     Bernalillo
    52.2     Bernalillo
    52.3     Bernalillo
    52.4     Bernalillo
     53      Smith                  8,119,000.00        No         6.2600%     0.1000%         No
     56      Baltimore              7,966,287.51        No         6.3630%     0.1000%         No
     58      Hennepin               7,715,000.00        No         6.3300%     0.0800%         No
     59      DuPage                 7,625,000.00        No         5.6900%     0.1000%         No
     60      Fresno                 7,500,000.00        No         6.2990%     0.0700%         No

     62      Calvert                5,351,580.33     Yes (C1)      6.1800%     0.0900%         No
     63      Lancaster              1,820,535.84     Yes (C1)      6.2800%     0.0900%         No
     64      Ector                  7,000,000.00        No         5.5300%     0.1000%         No
     65      Collin                 6,917,000.00        No         6.3300%     0.0600%         No
     66      Orange                 6,815,000.00        No         6.2600%     0.1000%         No
     67      Allegheny              6,700,000.00        No         6.0370%     0.1000%         No
     69      San Bernardino         6,429,083.09        No         6.5500%     0.1000%         No
     70      Richland               6,400,000.00        No         6.3260%     0.1000%         No
     71      Lea                    5,582,388.82        No         5.9100%     0.1000%         No
     73      El Paso                5,320,000.00        No         5.6630%     0.1000%         No
     75      Clarke                 5,274,446.16        No         6.6120%     0.1000%         No
     76      Dona Ana               5,200,000.00        No         6.2000%     0.1000%         No
     77      Eagle                  5,000,000.00        No         6.2000%     0.1000%         No
     79      Alameda                4,978,455.70        No         6.3900%     0.1000%         No
     80      Yakima                 4,893,532.27        No         6.1420%     0.1000%         No
     81      Clarke                 4,853,157.88        No         5.8900%     0.1000%         No
     82      Kent                   4,660,000.00        No         6.4100%     0.1000%         No
     83      Arapahoe               4,432,000.00        No         6.6995%     0.1000%         No
     84      Duval                  4,420,000.00        No         5.9100%     0.1000%         No
     85      Alameda                4,400,000.00        No         6.4630%     0.1000%         No
     87      Brunswick              4,000,000.00        No         6.9045%     0.1000%         No
     88      Los Angeles            3,974,247.43        No         6.7800%     0.1100%         No
     90      Allen                  3,738,777.96        No         6.8925%     0.1000%         No
     91      Randall                3,600,000.00        No         5.5300%     0.1000%         No
     93      New York               3,500,000.00        No         6.3075%     0.1000%         No
     95      Milwaukee              3,050,000.00        No         6.5775%     0.1000%         Yes     09/06/32
     96      Eagle                  2,875,000.00        No         6.2375%     0.1000%         No
     97      Genesee                2,374,758.96        No         6.5600%     0.1000%         No

                                                                                              INTEREST
                                                                                               RESERVE
                                                                                            MORTGAGE LOAN
LOAN NUMBER                       ADDITIONAL INTEREST RATE AFTER ARD                          (YES/NO)?       LOAN TYPE
-----------------------------------------------------------------------------------------------------------------------------

      3                                                                                           No           Balloon
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
    3.37
    3.38
    3.39
    3.40
    3.41
    3.42
    3.43
    3.44
    3.45
    3.46
    3.47
    3.48
    3.49
    3.50
    3.51
    3.52
      4                                                                                           No         Interest Only
      5                                                                                           No         Interest Only
     5.1
     5.2
     5.3
      7                                                                                           No         Interest Only
      8                                                                                           No         Interest Only
      9                                                                                           No       Partial IO/Balloon
     9.1
     9.2
     9.3
     11                                                                                           No            Balloon
     12                                                                                           No       Partial IO/Balloon
    12.1
    12.2
    12.3
     13                                                                                           No       Partial IO/Balloon
     14                                                                                           No       Partial IO/Balloon
    14.1
    14.2
    14.3
     15                                                                                           No       Partial IO/Balloon
     16                                                                                           No       Partial IO/Balloon
     18                                                                                           No       Partial IO/Balloon
     19                                                                                           No       Partial IO/Balloon
    19.1
    19.2
    19.3
     21                                                                                           No       Partial IO/Balloon
     22      Greater of (i) 2% plus initial interest rate or (ii) 3% plus annualized yield        No              ARD
     24                                                                                           No            Balloon
     25                                                                                           No       Partial IO/Balloon
     26                                                                                           No       Partial IO/Balloon
     27                                                                                           No       Partial IO/Balloon
    27.1
    27.2
     28                                                                                           No       Partial IO/Balloon
     30                                                                                           No            Balloon
     31                                                                                           No         Interest Only
     32                                                                                           No       Partial IO/Balloon
     33                                                                                           No       Partial IO/Balloon
     34                                                                                           No       Partial IO/Balloon
     35                                                                                           No         Interest Only
     38                                                                                           No       Partial IO/Balloon
     39                                                                                           No       Partial IO/Balloon
     40                                                                                           No       Partial IO/Balloon
     41      Greater of (i) 2% plus initial interest rate or (ii) 3% plus annualized yield        No         Partial IO/ARD
     42                                                                                           No            Balloon
     44                                                                                           No       Partial IO/Balloon
     45                                                                                           No            Balloon
     47                                                                                           No       Partial IO/Balloon
     48                                                                                           No       Partial IO/Balloon
     50                                                                                           No       Partial IO/Balloon
     51                                                                                           No       Partial IO/Balloon
     52                                                                                           No       Partial IO/Balloon
    52.1
    52.2
    52.3
    52.4
     53                                                                                           No       Partial IO/Balloon
     56                                                                                           No            Balloon
     58                                                                                           No         Interest Only
     59                                                                                           No       Partial IO/Balloon
     60                                                                                           No         Interest Only

     62                                                                                           No            Balloon
     63                                                                                           No            Balloon
     64                                                                                           No       Partial IO/Balloon
     65                                                                                           No       Partial IO/Balloon
     66                                                                                           No       Partial IO/Balloon
     67                                                                                           No       Partial IO/Balloon
     69                                                                                           No            Balloon
     70                                                                                           No       Partial IO/Balloon
     71                                                                                           No            Balloon
     73                                                                                           No       Partial IO/Balloon
     75                                                                                           No            Balloon
     76                                                                                           No       Partial IO/Balloon
     77                                                                                           No       Partial IO/Balloon
     79                                                                                           No            Balloon
     80                                                                                           No            Balloon
     81                                                                                           No            Balloon
     82                                                                                           No       Partial IO/Balloon
     83                                                                                           No       Partial IO/Balloon
     84                                                                                           No       Partial IO/Balloon
     85                                                                                           No         Interest Only
     87                                                                                           No         Interest Only
     88                                                                                           No            Balloon
     90                                                                                           No            Balloon
     91                                                                                           No       Partial IO/Balloon
     93                                                                                           No         Interest Only
     95      Greater of (i) 2% plus initial interest rate or (ii) 3% plus annualized yield        No         Partial IO/ARD
     96                                                                                           No         Interest Only
     97                                                                                           No            Balloon

                                                                                ORIGINAL TERM  REMAINING TERM   STATED ORIGINAL
                                                 PERIODIC PAYMENT ON FIRST DUE  TO MATURITY /   TO MATURITY /  AMORTIZATION TERM
LOAN NUMBER  GRACE PERIOD  STATED MATURITY DATE       DATE AFTER CLOSING        ARD (MONTHS)    ARD (MONTHS)        (MONTHS)
--------------------------------------------------------------------------------------------------------------------------------

      3           0              10/01/17                  445,682.72                 120            114              360
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
    3.37
    3.38
    3.39
    3.40
    3.41
    3.42
    3.43
    3.44
    3.45
    3.46
    3.47
    3.48
    3.49
    3.50
    3.51
    3.52
      4           0              07/06/17                  300,760.00                 120            111         Interest Only
      5           0              07/06/12                  280,644.00                  60             51         Interest Only
     5.1
     5.2
     5.3
      7       2 (Note 3)         07/06/14                  257,331.67                  84             75         Interest Only
      8           0              07/06/17                  244,031.25                 120            111         Interest Only
      9           0              12/06/17                  220,519.17                 120            116              360
     9.1
     9.2
     9.3
     11           0              08/06/17                  224,431.23                 120            112              360
     12           0              12/06/17                  185,419.42                 120            116              360
    12.1
    12.2
    12.3
     13           0              09/06/17                  169,345.50                 120            113              360
     14           0              12/06/17                  173,881.25                 120            116              360
    14.1
    14.2
    14.3
     15           0              10/06/17                  147,301.88                 120            114              360
     16           0              08/06/17                  147,502.06                 120            112              360
     18           0              05/06/17                  122,500.00                 120            109              360
     19           0              06/06/17                  110,314.00                 120            110              360
    19.1
    19.2
    19.3
     21           0              09/06/17                  104,093.33                 120            113              360
     22           0              10/06/12                  134,721.68                  60             54              360
     24           0              01/06/12                  113,792.47                  60             45              360
     25           0              05/06/17                   82,133.33                 120            109              360
     26           0              10/06/17                   91,525.00                 120            114              360
     27           0              09/06/16                   79,156.88                 120            101              360
    27.1
    27.2
     28           0              09/06/17                   75,813.54                 120            113              360
     30           0              05/06/17                   88,299.73                 120            109              360
     31           0              08/06/17                   75,239.50                 120            112         Interest Only
     32           0              05/06/17                   68,814.58                 120            109              360
     33           0              08/06/17                   76,131.92                 120            112              360
     34           0              07/06/17                   66,686.67                 120            111              360
     35           0              12/06/17                   71,983.33                 120            116         Interest Only
     38           0              04/06/17                   59,447.50                 120            108              360
     39           0              11/06/14                   65,082.89                  84             79              324
     40           0              09/06/17                   64,895.83                 120            113              420
     41           0              11/06/17                   56,025.00                 120            115              360
     42           0              11/06/17                   78,143.12                 120            115              360
     44           0              09/06/17                   55,225.86                 120            113              360
     45           0              09/06/17                   69,920.86                 120            113              360
     47           0              05/06/17                   49,542.56                 120            109              360
     48           0              09/06/17                   50,575.58                 120            113              360
     50           0              09/06/17                   51,306.04                 120            113              360
     51           0              05/06/17                   44,023.44                 120            109              360
     52           0              06/06/17                   43,980.45                 120            110              360
    52.1
    52.2
    52.3
    52.4
     53           0              09/06/17                   42,354.12                 120            113              360
     56           0              08/06/17                   53,667.07                 120            112              300
     58           0              09/06/17                   40,696.63                 120            113         Interest Only
     59           0              05/06/17                   36,155.21                 120            109              360
     60           0              09/06/17                   39,368.75                 120            113         Interest Only

     62           0              06/06/14                   33,003.28                  84             74              360
     63           0              06/06/14                   12,205.14                  84             74              300
     64           0              04/06/17                   32,258.33                 120            108              360
     65           0              07/06/12                   36,487.18                  60             51              360
     66           0              09/06/17                   35,551.58                 120            113              360
     67           0              03/06/14                   33,706.58                  84             71              360
     69           0              12/06/17                   40,980.71                 120            116              360
     70           0              10/06/17                   33,738.67                 120            114              360
     71           0              08/06/17                   33,399.93                 120            112              360
     73           0              06/06/17                   25,105.97                 120            110              360
     75           0              10/06/17                   33,890.94                 120            114              360
     76           0              09/06/17                   26,866.67                 120            113              360
     77           0              07/06/17                   25,833.33                 120            111              360
     79           0              11/06/17                   31,242.56                 120            115              360
     80           0              08/06/17                   30,003.33                 120            112              360
     81           0              06/06/17                   29,032.34                 120            110              360
     82           0              11/06/17                   24,892.17                 120            115              360
     83           0              10/06/17                   24,743.49                 120            114              360
     84           0              11/06/17                   21,768.50                 120            115              360
     85           0              09/06/17                   23,697.67                 120            113         Interest Only
     87           0              10/06/17                   23,015.00                 120            114         Interest Only
     88           0              11/06/17                   25,958.68                 120            115              360
     90           0              09/06/17                   24,737.92                 120            113              360
     91           0              04/06/17                   16,590.00                 120            108              360
     93           0              11/06/17                   18,396.88                 120            115         Interest Only
     95           0              09/06/17                   16,717.81                 120            113              300
     96           0              07/06/17                   14,944.01                 120            111         Interest Only
     97           0              08/06/17                   15,203.40                 120            112              360

              STATED REMAINING
             AMORTIZATION TERM  DEFEASANCE LOAN                                  PROPERTY  PROPERTY SIZE      LOCKBOX
LOAN NUMBER       (MONTHS)         (YES/NO)?          BORROWER'S INTEREST          SIZE        TYPE          (YES/NO)?
-------------------------------------------------------------------------------------------------------------------------

      3             354           Yes (Note 5)      Fee Simple and Leasehold        6,030      Rooms            Yes
     3.1                                                   Fee Simple                 196      Rooms
     3.2                                                   Leasehold                  163      Rooms
     3.3                                                   Fee Simple                 200      Rooms
     3.4                                                   Fee Simple                 119      Rooms
     3.5                                                   Fee Simple                 108      Rooms
     3.6                                                   Fee Simple                 104      Rooms
     3.7                                                   Fee Simple                 131      Rooms
     3.8                                                   Fee Simple                 119      Rooms
     3.9                                                   Fee Simple                 120      Rooms
    3.10                                                   Fee Simple                 115      Rooms
    3.11                                                   Fee Simple                 108      Rooms
    3.12                                                   Fee Simple                 119      Rooms
    3.13                                                   Fee Simple                 137      Rooms
    3.14                                                   Leasehold                  117      Rooms
    3.15                                                   Fee Simple                 108      Rooms
    3.16                                                   Fee Simple                 117      Rooms
    3.17                                                   Fee Simple                 119      Rooms
    3.18                                                   Fee Simple                 125      Rooms
    3.19                                                   Fee Simple                 109      Rooms
    3.20                                                   Fee Simple                 125      Rooms
    3.21                                                   Fee Simple                 108      Rooms
    3.22                                                   Fee Simple                 110      Rooms
    3.23                                                   Fee Simple                 122      Rooms
    3.24                                                   Fee Simple                 108      Rooms
    3.25                                                   Fee Simple                 107      Rooms
    3.26                                                   Fee Simple                 114      Rooms
    3.27                                                   Fee Simple                 107      Rooms
    3.28                                                   Fee Simple                 115      Rooms
    3.29                                                   Fee Simple                 120      Rooms
    3.30                                                   Fee Simple                 119      Rooms
    3.31                                                   Fee Simple                 108      Rooms
    3.32                                                   Fee Simple                 111      Rooms
    3.33                                                   Fee Simple                 108      Rooms
    3.34                                                   Fee Simple                 108      Rooms
    3.35                                                   Leasehold                  133      Rooms
    3.36                                                   Fee Simple                 119      Rooms
    3.37                                                   Fee Simple                 108      Rooms
    3.38                                                   Fee Simple                 109      Rooms
    3.39                                                   Fee Simple                 114      Rooms
    3.40                                                   Fee Simple                  79      Rooms
    3.41                                                   Fee Simple                 112      Rooms
    3.42                                                   Fee Simple                 115      Rooms
    3.43                                                   Fee Simple                 108      Rooms
    3.44                                                   Fee Simple                 109      Rooms
    3.45                                                   Fee Simple                 108      Rooms
    3.46                                                   Fee Simple                  97      Rooms
    3.47                                                   Fee Simple                 108      Rooms
    3.48                                                   Fee Simple                 106      Rooms
    3.49                                                   Leasehold                  108      Rooms
    3.50                                                   Fee Simple                 108      Rooms
    3.51                                                   Fee Simple                  85      Rooms
    3.52                                                   Fee Simple                  80      Rooms
      4        Interest Only      Yes                      Fee Simple             405,978       SF              Yes
      5        Interest Only      No                Fee Simple and Leasehold          425      Rooms             No
     5.1                                         Fee in Part, Leasehold in Part       181      Rooms
     5.2                                                   Leasehold                  154      Rooms
     5.3                                                   Fee Simple                  90      Rooms
      7        Interest Only      Yes            Fee in Part, Leasehold in Part   184,801       SF        Yes - Springing
      8        Interest Only      Yes                      Fee Simple             559,438       SF        Yes - Springing
      9             360           Yes                      Leasehold              672,328       SF              Yes
     9.1                                                   Leasehold              234,851       SF
     9.2                                                   Leasehold              221,992       SF
     9.3                                                   Leasehold              215,485       SF
     11             352           Yes                      Fee Simple             192,789       SF               No
     12             360           Yes                      Leasehold              513,014       SF              Yes
    12.1                                                   Leasehold              236,453       SF
    12.2                                                   Leasehold              154,399       SF
    12.3                                                   Leasehold              122,162       SF
     13             360           Yes                      Fee Simple                 227      Rooms      Yes - Springing
     14             360           Yes                      Leasehold              516,583       SF              Yes
    14.1                                                   Leasehold              272,558       SF
    14.2                                                   Leasehold              110,275       SF
    14.3                                                   Leasehold              133,750       SF
     15             360           Yes                      Fee Simple                 256      Units             No
     16             360           Yes                      Fee Simple             419,401       SF        Yes - Springing
     18             360           No                       Fee Simple             214,309       SF        Yes - Springing
     19             360           No                Fee Simple and Leasehold      146,449       SF        Yes - Springing
    19.1                                                   Leasehold               65,000       SF
    19.2                                                   Fee Simple              50,551       SF
    19.3                                                   Fee Simple              30,898       SF
     21             360           Yes                      Fee Simple             126,909       SF        Yes - Springing
     22             354           Yes                      Leasehold              415,613       SF        Yes - Springing
     24             345           Yes                      Fee Simple                  92      Rooms      Yes - Springing
     25             360           Yes                      Fee Simple                 376      Units      Yes - Springing
     26             360           Yes                      Fee Simple                 364      Units      Yes - Springing
     27             360           Yes                      Fee Simple             166,140       SF        Yes - Springing
    27.1                                                   Fee Simple              77,570       SF
    27.2                                                   Fee Simple              88,570       SF
     28             360           Yes                      Fee Simple                 150      Rooms      Yes - Springing
     30             349           No                       Fee Simple                 169      Rooms             No
     31        Interest Only      Yes                      Fee Simple              55,000       SF        Yes - Springing
     32             360           No                       Fee Simple              35,837       SF               No
     33             360           Yes                      Fee Simple             103,822       SF        Yes - Springing
     34             360           Yes                      Fee Simple                 296      Units      Yes - Springing
     35        Interest Only      Yes                      Leasehold              113,056       SF        Yes - Springing
     38             360           No                       Fee Simple                 360      Units             No
     39             324           Yes                      Fee Simple             142,015       SF        Yes - Springing
     40             420           Yes                      Fee Simple                 294      Units      Yes - Springing
     41             360           Yes                      Fee Simple              27,385       SF        Yes - Springing
     42             355           Yes                      Fee Simple                  28      Units      Yes - Springing
     44             360           Yes                      Fee Simple                 149      Rooms      Yes - Springing
     45             353           Yes                      Fee Simple              78,072       SF               No
     47             360           Yes                      Fee Simple              64,175       SF               No
     48             360           Yes                      Fee Simple                 224      Units             No
     50             360           Yes                      Fee Simple                  84      Rooms      Yes - Springing
     51             360           Yes                      Fee Simple                 192      Units      Yes - Springing
     52             360           No                Fee Simple and Leasehold       81,929       SF        Yes - Springing
    52.1                                                   Fee Simple              31,647       SF
    52.2                                                   Leasehold               28,682       SF
    52.3                                                   Fee Simple              12,000       SF
    52.4                                                   Fee Simple               9,600       SF
     53             360           Yes                      Fee Simple                 176      Units             No
     56             292           Yes                      Fee Simple                 185      Rooms      Yes - Springing
     58        Interest Only      Yes                      Fee Simple              36,226       SF               No
     59             360           Yes                      Fee Simple              69,313       SF               No
     60        Interest Only      Yes                      Fee Simple              58,730       SF        Yes - Springing

     62             350           Yes                      Fee Simple                  70      Rooms      Yes - Springing
     63             290           Yes                      Fee Simple                  58      Rooms      Yes - Springing
     64             360           No                       Fee Simple                 224      Units             No
     65             360           No                       Fee Simple              63,964       SF               No
     66             360           Yes                      Fee Simple                 188      Units             No
     67             360           Yes                      Fee Simple                 121      Units             No
     69             356           Yes                      Fee Simple              20,077       SF               No
     70             360           Yes                      Fee Simple              54,695       SF        Yes - Springing
     71             352           No                       Fee Simple             156,407       SF        Yes - Springing
     73             360           Yes                      Fee Simple              45,157       SF        Yes - Springing
     75             354           Yes                      Fee Simple             653,400       SF               No
     76             360           Yes                      Leasehold                  101      Rooms      Yes - Springing
     77             360           Yes                      Leasehold                   76      Rooms      Yes - Springing
     79             355           Yes                      Fee Simple              30,127       SF        Yes - Springing
     80             352           Yes                      Fee Simple                  81      Rooms      Yes - Springing
     81             350           Yes                      Fee Simple             110,580       SF        Yes - Springing
     82             360           Yes                      Fee Simple              61,070       SF               No
     83             360           Yes                      Fee Simple             141,488       SF        Yes - Springing
     84             360           Yes                      Fee Simple              17,487       SF        Yes - Springing
     85        Interest Only      Yes                      Fee Simple              36,111       SF               No
     87        Interest Only      Yes                      Fee Simple              50,400       SF        Yes - Springing
     88             355           Yes                      Fee Simple              57,500       SF               No
     90             353           Yes                      Fee Simple              79,405       SF        Yes - Springing
     91             360           No                       Fee Simple                 118      Units             No
     93        Interest Only      Yes                      Fee Simple              10,434       SF               No
     95             300           No                       Fee Simple              17,265       SF        Yes - Springing
     96        Interest Only      Yes                      Fee Simple                  76      Rooms             No
     97             352           Yes                      Fee Simple              22,076       SF        Yes - Springing

                                                                                                              ESCROWED TI/LC
             ESCROWED ANNUAL REAL  ESCROWED ANNUAL    ESCROWED REPLACEMENT    ESCROWED REPLACEMENT RESERVES  RESERVES INITIAL
LOAN NUMBER      ESTATE TAXES         INSURANCE     RESERVES INITIAL DEPOSIT     CURRENT ANNUAL DEPOSIT           DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------

      3              Yes                 Yes                        0                                 0                NAP
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
    3.37
    3.38
    3.39
    3.40
    3.41
    3.42
    3.43
    3.44
    3.45
    3.46
    3.47
    3.48
    3.49
    3.50
    3.51
    3.52
      4              Yes                 Yes                        0                            81,196                  0
      5              Yes                  No                        0                         4,359,526                NAP
     5.1
     5.2
     5.3
      7               No                  No                        0                                 0                  0
      8              Yes                 Yes                        0                                 0          3,600,000
      9              Yes                 Yes                  100,000                                 0          3,000,000
     9.1
     9.2
     9.3
     11               No                  No                  200,000                                 0                  0
     12              Yes                 Yes                  100,000                                 0          2,500,000
    12.1
    12.2
    12.3
     13              Yes                 Yes                        0                           371,608                NAP
     14              Yes                 Yes                  100,000                                 0          3,000,000
    14.1
    14.2
    14.3
     15              Yes                 Yes                        0                            76,800                NAP
     16              Yes                 Yes                  648,122                                 0          2,660,003
     18              Yes                  No                        0                            44,882                  0
     19              Yes                  No                        0                            21,967                  0
    19.1
    19.2
    19.3
     21              Yes                 Yes                  200,000                                 0            500,000
     22              Yes                  No                        0                            62,342                  0
     24              Yes                 Yes                        0                                 0                NAP
     25              Yes                 Yes                        0                            94,000                NAP
     26              Yes                 Yes                  327,600                                 0                NAP
     27              Yes                 Yes                        0                            24,922          1,500,000
    27.1
    27.2
     28              Yes                 Yes                        0                           179,923                NAP
     30              Yes                  No                        0                           177,216                NAP
     31              Yes                 Yes                        0                            12,100                  0
     32               No                  No                        0                                 0                NAP
     33              Yes                 Yes                        0                            15,573                  0
     34              Yes                 Yes                        0                            74,000                NAP
     35               No                  No                        0                                 0                  0
     38              Yes                  No                        0                            90,000                NAP
     39              Yes                 Yes                  390,000                                 0          1,585,000
     40              Yes                 Yes                  220,500                                 0                NAP
     41               No                  No                        0                             4,108                  0
     42              Yes                 Yes                        0                             8,400                NAP
     44              Yes                 Yes                        0                           186,813                NAP
     45              Yes                  No                        0                            11,711                  0
     47              Yes                 Yes                        0                             9,626                  0
     48              Yes                 Yes                        0                            56,000                NAP
     50              Yes                 Yes                        0                            93,412                NAP
     51              Yes                 Yes                  144,000                                 0                NAP
     52              Yes                  No                        0                            14,619                  0
    52.1
    52.2
    52.3
    52.4
     53              Yes                 Yes                        0                            45,584                NAP
     56              Yes                 Yes                        0              4% of gross revenues                NAP
     58              Yes                 Yes                        0                             6,883                  0
     59              Yes                 Yes                        0                            17,909                  0
     60              Yes                 Yes                        0                             8,810                  0

     62              Yes                 Yes                        0                            74,437                NAP
     63              Yes                 Yes                        0                            38,846                NAP
     64              Yes                  No                        0                            56,000                NAP
     65              Yes                  No                        0                             9,595                  0
     66              Yes                 Yes                        0                            47,000                NAP
     67              Yes                  No                        0                            41,650                NAP
     69              Yes                  No                        0                             3,012                  0
     70              Yes                 Yes                        0                            10,939            250,000
     71              Yes                 Yes                        0                            34,387                  0
     73              Yes                 Yes                   97,645                             9,031            200,000
     75               No                  No                        0                                 0                  0
     76              Yes                 Yes                        0                           118,022                NAP
     77              Yes                 Yes                        0                            90,000                NAP
     79               No                  No                        0                                 0          1,000,000
     80              Yes                 Yes                        0                            70,681                NAP
     81              Yes                 Yes                   22,116                                 0            150,000
     82              Yes                  No                        0                            10,434             65,000
     83               No                  No                        0                            14,149                  0
     84              Yes                 Yes                        0                             1,752                  0
     85              Yes                 Yes                        0                                 0                  0
     87              Yes                 Yes                        0                                 0                  0
     88              Yes                 Yes                        0                            13,800            100,000
     90              Yes                 Yes                        0                            30,000             75,000
     91              Yes                  No                        0                            29,500                NAP
     93               No                  No                        0                                 0                  0
     95              Yes                 Yes                        0                             3,453                  0
     96               No                  No                        0                                 0                NAP
     97              Yes                 Yes                        0                             5,961                  0

                                        INITIAL
                                        DEFERRED      INITIAL
             ESCROWED TI/LC RESERVES  MAINTENANCE  ENVIRONMENTAL                                         ENVIRONMENTAL
LOAN NUMBER  CURRENT ANNUAL DEPOSIT     DEPOSIT       DEPOSIT     HOLDBACK AMOUNT    LOC               INSURANCE POLICY
--------------------------------------------------------------------------------------------------------------------------------

      3                  NAP           6,338,399      143,441                                                No
     3.1
     3.2
     3.3
     3.4
     3.5
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
    3.19
    3.20
    3.21
    3.22
    3.23
    3.24
    3.25
    3.26
    3.27
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
    3.37
    3.38
    3.39
    3.40
    3.41
    3.42
    3.43
    3.44
    3.45
    3.46
    3.47
    3.48
    3.49
    3.50
    3.51
    3.52
      4              405,978                   0            0                                                No
      5                  NAP             108,750        8,000                                                No
     5.1
     5.2
     5.3
      7                    0                   0            0                                                No
      8                    0                   0            0        4,000,000                               No
      9                    0              18,475            0                                                No
     9.1
     9.2
     9.3
     11                    0                   0            0                                                No
     12                    0             208,131            0                                                No
    12.1
    12.2
    12.3
     13                  NAP                   0            0                                                No
     14                    0              12,700            0                                                No
    14.1
    14.2
    14.3
     15                  NAP                   0            0                                                No
     16                    0              36,875            0                                                No
     18              213,723              98,601            0                                                No
     19              127,261               5,625            0                                                No
    19.1
    19.2
    19.3
     21                    0                   0            0                                                No
     22              207,807             649,063        6,250                                                No
     24                  NAP              16,875            0                                                No
     25                  NAP                   0            0                                                No
     26                  NAP               7,500            0                                                No
     27              132,912               8,125            0                                                No
    27.1
    27.2
     28                  NAP                   0            0                                                No
     30                  NAP                   0            0                                                No
     31               30,000                   0            0                                                No
     32                  NAP                   0            0                                                No
     33                    0              12,500            0                                                No
     34                  NAP                   0            0                                                No
     35                    0                   0            0                                                No
     38                  NAP                   0            0                                                No
     39                    0               2,500            0                                                No
     40                  NAP                   0            0                                                No
     41                    0                   0            0                                                No
     42                  NAP                   0            0                                                No
     44                  NAP                   0            0                                                No
     45               33,333              12,375            0           27,000                               No
     47                    0                   0            0                                                No
     48                  NAP                   0            0                               Yes, Pollution Liability Policy/Mold
     50                  NAP                   0            0                                                No
     51                  NAP                   0            0                                                No
     52               83,692              18,589            0                                                No
    52.1
    52.2
    52.3
    52.4
     53                  NAP              17,500            0                               Yes, Pollution Liability Policy/Mold
     56                  NAP             150,438            0                                                No
     58                    0                   0            0                                                No
     59               75,000              12,813            0                                                No
     60               35,524                   0            0                                                No

     62                  NAP              24,708            0                                                No
     63                  NAP              20,928            0                                                No
     64                  NAP                   0            0                                                No
     65                    0                   0            0                                                No
     66                  NAP              15,000            0                               Yes, Pollution Liability Policy/Mold
     67                  NAP             479,688            0                                                No
     69               12,288                   0            0           50,000                               No
     70                    0                   0            0                                                No
     71                4,586                   0            0                      625,000                   No
     73                    0              30,317            0                                                No
     75                    0                   0            0                                                No
     76                  NAP                   0            0                                                No
     77                  NAP              80,000            0                                                No
     79                    0                   0            0                                                No
     80                  NAP                   0            0                                                No
     81                    0                   0            0                                                No
     82               40,000                   0            0                                                No
     83                    0                   0       75,000                                                No
     84               13,128                   0            0                                 Yes, Pollution Liability Policy
     85                    0                   0            0                                                No
     87                    0                   0            0                                                No
     88               17,993                   0            0                                                No
     90               19,136               1,875            0                                                No
     91                  NAP                   0            0                                                No
     93                    0                   0            0                                                No
     95                    0               2,519            0                                                No
     96                  NAP                   0            0                                                No
     97               22,076              16,875            0                                                No